VANGUARD INTERNATIONAL
EQUITY INDEX FUND

VANGUARD TOTAL
INTERNATIONAL PORTFOLIO

Annual Report
December 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.



                                    CONTENTS


                                  A Message To
                                Our Shareholders
                                       1



                                  The Markets
                                 In Perspective
                                       6



                                  Performance
                                   Summaries
                                       8



                                   Portfolio
                                    Profiles
                                       12



                                   Financial
                                   Statements
                                       17



                                   Report Of
                                  Independent
                                  Accountants
                                       48



                              Directors, Trustees,
                                  And Officers
                               INSIDE BACK COVER

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan


FELLOW SHAREHOLDER,

     The four Vanguard international index portfolios provided solid index-matching returns for shareholders during 1996. But it was a mixed year for investing in world financial markets. European stock markets and emerging markets on balance rose strongly, while Japan's stock market stumbled. As a whole, the Morgan Stanley Capital International-Total International Index provided a total return of +7.6% for U.S. investors, a far cry from the +23.0% return on U.S. stocks during 1996.

     As you would expect, our four international index portfolios provided total returns (capital change plus reinvested dividends) that closely paralleled those of their target market indexes. The adjacent table presents the performance of each Portfolio and its MSCI index benchmark. Per-share figures for each Portfolio, including its net asset value, income dividends, and any capital gains distributions, are presented in the table that follows this letter.

-----------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                          YEAR ENDED
                                                      DECEMBER 31, 1996
-----------------------------------------------------------------------
Vanguard European Portfolio                                 +21.3%
MSCI-Europe Index                                           +21.4
-----------------------------------------------------------------------
Vanguard Pacific Portfolio                                  - 7.8%
MSCI-Pacific (Free) Index                                   - 8.2
-----------------------------------------------------------------------
Vanguard Emerging Markets Portfolio                         +15.8%
MSCI-Select Emerging Markets (Free) Index                   +15.2
-----------------------------------------------------------------------
Vanguard Total International Portfolio                      + 7.6%*
MSCI-Total International Index                              + 7.6
-----------------------------------------------------------------------

*Performance figure for an account invested in a combination of the three underlying Portfolios, weighted in accordance with the Total International Portfolio's allocation guidelines. Actual performance since the Portfolio's inception on April 29, 1996, was +0.6% versus +0.6% for the Index.

1996 PERFORMANCE OVERVIEW

The developed markets of Europe and Japan were divided by more than physical distance in 1996. Returns from most of Europe were generous, while Japanese stocks had a very disappointing year.

     The uptrend on Europe's bourses was remarkably steady, with positive returns in every month but July. For the year, the MSCI-Europe Index provided a +23.4% return in local currency returns, reduced to +21.4% by an increase of 2.0% on average in the value of the U.S. dollar versus European currencies. A common theme in Europe was the awakening of corporate managements to a U.S.-style focus on increasing shareholder value through corporate restructurings and other steps.

     Overall, the MSCI-Pacific Index, dominated by Japan, was unchanged for the year, but the dollar's sharp rise in value had the effect of generating a loss of -8.2% for the Pacific Index, as a springtime rally in Tokyo fizzled and stocks retreated. For the full year, the return for Japan was -4.8% measured in yen, deepened to -15.4% for U.S. investors by a very weak yen. Japan's downturn stemmed from concerns about economic policy and the weakness of Japanese banks.

     Returns from most emerging markets were strong. A big exception was Korea, where the market lost a third of its value during 1996 amid political turmoil and economic uncertainty. The MSCI-Select Emerging Markets Index rose by +25.5%--right up there with the U.S. and European markets--but again, a strong dollar pared the gain by -10.3% to +15.2% for the U.S. investor.

    The dollar's muscular performance against most other currencies was due in part to the continuing strength of the economy and the stock market and relatively higher interest rates in the United States. As investments in businesses and in the U.S. financial markets attracted capital from abroad, the demand for dollars increased and so did the dollar's price in relation to other currencies. As the dollar strengthened, foreign investments denominated in other currencies were worth fewer dollars, and returns to U.S. investors were diminished. The adjacent table presents returns on market indexes in both local currencies and U.S. dollars, as well as the currency impact that accounts for the differences.

----------------------------------------------------------------------
                                          TOTAL RETURNS
                                           YEAR ENDED
                                        DECEMBER 31, 1996
                              ----------------------------------------
                                LOCAL
                              CURRENCY        CURRENCY     U.S. DOLLAR
INDEX                          RETURN          IMPACT         RETURN
----------------------------------------------------------------------
United States                  +23.0%               --        +23.0%
----------------------------------------------------------------------
Europe                         +23.4%            - 2.0%       +21.4%
Pacific                          0.0             - 8.2        - 8.2
Emerging Markets               +25.5             -10.3        +15.2
Total International            +14.8             - 7.2        + 7.6
----------------------------------------------------------------------

     The risk posed by currency fluctuations--felt especially strongly by shareholders in our Emerging Markets and Pacific Portfolios during 1996--comes in addition to the normal business and stock market risks encountered with any investment in equities. Of course, the exchange-rate effect can work in two directions. In periods when the dollar loses ground against other currencies--as from 1985 to 1995, for example--returns earned abroad are enhanced for U.S. investors.

     During 1996 Vanguard's international index portfolios tracked the markets in which they invest with remarkable success. The return on our Total International Portfolio was "spot on" that of its benchmark index and our Pacific and Emerging Markets Portfolios slightly outpaced their index benchmarks, while our European Portfolio's return fell short of its index standard by a tiny -0.1%. Such tight tracking is difficult to accomplish, since the indexes exist only on paper and bear neither the operating and advisory expenses nor the transaction costs incurred by our Portfolios and other real-world funds. Also, we occasionally experience tracking variations in our returns versus those on the target indexes because each Portfolio owns only a sampling (if a large and carefully selected one) of the stocks in its target index.

     In seeking to track the indexes, we are aided by our rock-bottom operating expenses and by the fact that our index-oriented portfolios keep turnover low, which minimizes transaction costs. Our tracking is also aided by our long-standing policy of levying modest transaction fees on new purchases. These fees are paid directly to the Portfolios with each new purchase to compensate existing shareholders for the cost of investing assets from new purchases. During 1996, as our assets continued to grow, the transaction fees for the Pacific and Emerging Markets Portfolios more than offset the trading costs associated with net purchases of securities. For this reason, we have lowered transaction fees on three Portfolios. Effective January 2, 1997, the fees dropped from 2% to 1.5% on the Emerging Markets Portfolio, from 1% to 0.75% on the Total International Portfolio, and from 1% to 0.5% on the Pacific Portfolio.

     Tracking the indexes is, of course, just part of our job. The other part is to outperform our peers. In this, we were less successful during 1996, except for our Emerging Markets Portfolio, whose return nicely outdistanced that of the average competitor. The adjacent table presents our 1996 returns and the average returns of competing funds.

------------------------------------------------------------------------------------------------
                                                            TOTAL RETURNS
                                                     YEAR ENDED DECEMBER 31, 1996
                                         -------------------------------------------------------
                                         EUROPEAN      PACIFIC         EMERGING        TOTAL
                                         MARKETS       MARKETS          MARKETS    INTERNATIONAL
------------------------------------------------------------------------------------------------
Vanguard Portfolio                        +21.3%        -7.8%           +15.8%         + 7.6%
------------------------------------------------------------------------------------------------
Average Competitive Fund*                 +23.9%        -1.6%           +11.2%         +11.8%
------------------------------------------------------------------------------------------------
Competitive Margin                        - 2.6%        -6.2%           + 4.6%         - 4.2%
------------------------------------------------------------------------------------------------

*The Average Competitive Fund for our Pacific Portfolio is from a group of both Pacific Region funds and mutual funds investing largely in Japan.

     Our Emerging Markets Portfolio benefited in relation to many of its peers since its Index has no stake in Korea and has a relatively big stake in Brazil (13% of assets versus 10% for our average competitor). We also were aided by a significant tailwind in the form of our cost advantage--annual operating expenses amounting to 0.60% of average assets and transaction costs of less than 0.20%. Our average competitor incurs an expense ratio of about 2% and transaction costs of perhaps 1%, giving us a theoretical natural advantage of about two percentage points each year.

     After surpassing our peers during each of our first six years of operations, our European Portfolio lagged during 1996. There were several reasons for the shortfall. First, our Portfolio invests in larger companies than the typical competitor (our median market capitalization is roughly three times higher than the average European stock fund), and small-capitalization stocks there did better than large-cap issues. Second, both the Portfolio and our target index are more heavily weighted toward the large economies (Germany, the United Kingdom, France, and Switzerland) than the average competitor, and some of Europe's best-performing markets were elsewhere--notably, Ireland, Sweden, and Norway. Third, many of our competitors benefited in 1996 by hedging against the dollar's rise. Our international index portfolios do not hedge against currency risk because we believe that hedging is expensive and is unlikely to add value over the long run.

     Our no-hedging policy also hurt the relative return of our Total International Portfolio in 1996. But much more damage was done by the fact that, conforming to its target index, the Portfolio maintained a bigger weighting than competing funds in Japan--about 30% of the International Index versus less than 25% for the average competitor.

     Similarly, our Pacific Portfolio (and its target index) had on average about 75% of its assets in Japan versus about 30% for the average competing fund. The Japanese stock market's woes and the depreciation of the yen against the dollar therefore had a larger effect on our return than on our competitors'. Obviously, our concentration in Japan helps us in comparisons with our peers when the Japanese stock market is relatively strong. While Japan dominated world returns in much of the 1970s and 1980s, such periods have been few and fleeting during the 1990s.

LIFETIME PERFORMANCE OVERVIEW

None of our Portfolios is a graybeard. Our two original Portfolios have been in operation for 6 1/2 years, while our Emerging Markets Portfolio now has a bit more than 2 1/2 years under its belt. Our Total International Portfolio, of course, has just completed its first year of operation.

     The adjacent table presents the returns since inception for the three Portfolios that have been in existence more than a year. It also shows the returns, for the same periods, of each Portfolio's average competitor and its relevant index standard.

------------------------------------------------------------------------------------------
                                                       ANNUALIZED TOTAL RETURNS
                                                FROM INCEPTION* THROUGH DEC. 31, 1996
                                              --------------------------------------------
                                                                                  EMERGING
                                              EUROPEAN           PACIFIC          MARKETS
------------------------------------------------------------------------------------------
Vanguard Portfolio                             +10.9%             +1.9%             +9.7%
------------------------------------------------------------------------------------------
Average Competitive Fund                       + 7.7              +4.4              +5.8
------------------------------------------------------------------------------------------
MSCI Market Index                              +11.3              +1.8              +7.0
------------------------------------------------------------------------------------------
Competitive Margin                             + 3.2              -2.5              +3.9
------------------------------------------------------------------------------------------
Index Margin                                   - 0.4              +0.1              +2.7
------------------------------------------------------------------------------------------


 *European and Pacific Portfolios (6/18/90); Emerging Markets Portfolio
(5/4/94).

     All three Portfolios have done a good job of tracking their benchmark indexes, with the Pacific and Emerging Markets Portfolios actually exceeding their index returns.

     The European Portfolio's shortfall of -0.4% annually versus its Index is essentially equal to the Portfolio's expense ratio of 0.35%. The Index, existing only on paper, has no expenses, of course. Just as each of our Portfolios is at a modest expense disadvantage versus its cost-free target index, each has an annual expense advantage over the average competing mutual fund of at least one percentage point. We believe our expense advantage is sustainable.

     However, as you can see in the table above, our record is mixed relative to traditionally managed international funds. Our Emerging Markets and European Portfolios have significantly outperformed their peers. Our Pacific Portfolio, burdened by the sharp decline in the Japanese stock market since the Portfolio's inception, has provided returns that have been quite disappointing in both absolute and relative terms. We do not regard this weakness as a sign that indexing somehow doesn't work, but rather as an indication that U.S. managers look at such a high proportion of assets in the Japanese market as providing too much concentration. In the final analysis, however, know that world investors as a group have about 30% of their non-U.S. equity holdings in Japan.

     We should emphasize that returns from international stocks have fluctuated widely from year to year in the past--and they certainly will continue to do so--so future returns may be higher or lower than those achieved during the lifetimes of our Portfolios.

IN SUMMARY

The dazzling performance of U.S. stocks in 1995 and 1996--the Standard & Poor's 500 Composite Stock Price Index has provided a cumulative return of nearly +70% over the two-year span--have left international markets looking dim by comparison, with a gain of less than +20% in the Total International Index. But we believe that the main reason to invest internationally--greater diversification--is still valid, particularly when combined with the benefits of a low-cost, indexed investment approach.

     We continue to believe that a limited commitment to international equities is a solid choice for investors who seek an extra element of diversification as part of a balanced investment program in which the core comprises U.S. stock funds, bond funds, and money market funds. And just as we believe that "staying the course" with such a balanced program is good advice for mutual fund investors, we will continue to hold to the course of wide diversification, low cost and low turnover on which we sail with our international index portfolios.



/S/ JOHN C. BOGLE                                           /s/ JOHN BRENNAN

Chairman of the Board                                       President

January 27, 1997





PORTFOLIO STATISTICS

----------------------------------------------------------------------------------------------------------
                             NET ASSET VALUE PER SHARE
                                   DECEMBER 31,                   DISTRIBUTIONS FROM        DIVIDENDS FROM
                             -------------------------               NET REALIZED           NET INVESTMENT
PORTFOLIO                         1995        1996                  CAPITAL GAINS                INCOME
----------------------------------------------------------------------------------------------------------
European                         $14.02       $16.57                    $0.06                     $0.36
Pacific                           11.50        10.51                     0.00                      0.09
Emerging Markets                  10.75        12.28                     0.00                      0.17
Total International                9.59        10.14                     0.02                      0.16
----------------------------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

---------------------------------------------------------------------------
                                             AVERAGE ANNUALIZED RETURNS
                                          PERIODS ENDED DECEMBER 31, 1996
                                         ----------------------------------
                                         1 YEAR      3 YEARS       5 YEARS
---------------------------------------------------------------------------
Equity
   S&P 500 Index                          23.0%         19.7%         15.2%
   Russell 2000 Index                     16.5          13.7          15.6
   MSCI-EAFE Index                         6.4           8.6           8.5
---------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index             3.6%          6.0%          7.0%
   Lehman 10-Year Municipal
     Bond Index                            4.5           5.3           7.5
   Salomon 90-Day U.S. Treasury Bills      5.3           5.1           4.4
---------------------------------------------------------------------------
Other
   Consumer Price Index                    3.3%          2.8%          2.8%
---------------------------------------------------------------------------


U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

PERFORMANCE SUMMARY: EUROPEAN PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 6/18/90-12/31/96
-------------------------------------------------------
               EUROPEAN PORTFOLIO         MSCI-EUROPE
FISCAL  CAPITAL       INCOME      TOTAL      TOTAL
YEAR    RETURN        RETURN      RETURN    RETURN
-------------------------------------------------------
1990     -8.7%          1.5%       -7.2%     -6.4%
1991      9.5           2.9        12.4      14.1
1992     -5.9           2.6        -3.3      -3.9
1993     27.3           1.8        29.1      29.3
1994     -0.5           2.4         1.9       2.8
1995     19.6           2.7        22.3      22.1
1996     18.6           2.7        21.3      21.4
-------------------------------------------------------

See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 6/18/90-12/31/96
[GRAPH]

--------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED DECEMBER 31, 1996
                              ----------------------------------
                                                        SINCE        FINAL VALUE OF A
                                  1 YEAR   5 YEARS    INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------
EUROPEAN PORTFOLIO*                20.01%    13.24%      10.66%          $19,387
AVERAGE EUROPEAN FUND              23.88     11.16        7.67            16,213
MSCI-EUROPE INDEX                  21.42     13.61       11.35            20,190
--------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases and the $10 annual account maintenance fee.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                             INCEPTION                         -----------------------
                               DATE       1 YEAR    5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------------
European Portfolio*           6/18/90     20.01%    13.24%      8.19%   2.47%   10.66%
--------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases and the $10 annual account maintenance fee.

PERFORMANCE SUMMARY: PACIFIC PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money. Average Annual Total Returns: Periods Ended 12/31/96


TOTAL INVESTMENT RETURNS: 6/18/90-12/31/96
----------------------------------------------------------------
                        PACIFIC PORTFOLIO         MSCI-PACIFIC
FISCAL        CAPITAL        INCOME        TOTAL     TOTAL
YEAR          RETURN         RETURN       RETURN     RETURN
----------------------------------------------------------------
1990          -14.3%           0.3%       -14.0%     -15.0%
1991           10.0            0.7         10.7       11.5
1992          -18.7            0.5        -18.2      -18.5
1993           34.7            0.8         35.5       36.1
1994           12.2            0.8         13.0       12.8
1995            1.7            1.0          2.7        2.9
1996           -8.6            0.8         -7.8       -8.2
----------------------------------------------------------------

See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 6/18/90-12/31/96
[GRAPH]

---------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED DECEMBER 31, 1996
                                 -----------------------------------
                                                          SINCE       FINAL VALUE OF A
                                     1 YEAR   5 YEARS   INCEPTION    $10,000 INVESTMENT
---------------------------------------------------------------------------------------
PACIFIC PORTFOLIO*                   -8.79%    3.22%      1.65%            $11,133
AVERAGE PACIFIC FUND                 -1.62     6.38       4.36              13,216
MSCI-PACIFIC (FREE) INDEX            -8.23     3.40       1.76              11,206
---------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases and the $10 annual account maintenance fee.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------------
                                                                  SINCE INCEPTION
                             INCEPTION                          ----------------------
                                DATE      1 YEAR    5 YEARS      CAPITAL INCOME  TOTAL
--------------------------------------------------------------------------------------
Pacific Portfolio*            6/18/90     -8.79%     3.22%        0.98%   0.67%  1.65%
--------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases and the $10 annual account maintenance fee.

PERFORMANCE SUMMARY: EMERGING MARKETS PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 5/4/94-12/31/96
-----------------------------------------
       EMERGING MARKETS PORTFOLIO  MSCI*
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
-----------------------------------------
1994      9.1%    0.7%     9.8%     3.8%
1995     -1.1     1.7      0.6      0.0
1996     14.2     1.6     15.8     15.2
-----------------------------------------

*MSCI-Select Emerging Markets (Free) Index.
See Financial Highlights table on page 42 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 5/4/94-12/31/96
[GRAPH]

----------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 1996
                                  --------------------------------     FINAL VALUE OF A
                                    1 YEAR       SINCE INCEPTION      $10,000 INVESTMENT
----------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO*          12.33%            8.38%               $12,387
AVERAGE EMERGING MARKETS FUND        11.21             5.76                 11,607
MSCI-SELECT EMERGING
   MARKETS (FREE) INDEX              15.19             6.95                 11,958
----------------------------------------------------------------------------------------

*Performance figures are adjusted for the 2% transaction fee on purchases, the 1% transaction fee on redemptions, and the $10 annual account maintenance fee.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
-------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                             INCEPTION                        -----------------------
                               DATE          1 YEAR            CAPITAL  INCOME  TOTAL
-------------------------------------------------------------------------------------
Emerging Markets Portfolio*   5/4/94         12.33%             6.95%   1.43%   8.38%
-------------------------------------------------------------------------------------

*Performance figures are adjusted for the 2% transaction fee on purchases, the 1% transaction fee on redemptions, and the $10 annual account maintenance fee.

PERFORMANCE SUMMARY: TOTAL INTERNATIONAL PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

CUMULATIVE PERFORMANCE: 12/31/95-12/31/96
[GRAPH]

-------------------------------------------------------------------------
                                   TOTAL RETURNS        FINAL VALUE OF A
                                  SINCE INCEPTION      $10,000 INVESTMENT
-------------------------------------------------------------------------
TOTAL INTERNATIONAL PORTFOLIO*         6.45%                $10,645
AVERAGE INTERNATIONAL FUND            11.83                  11,183
MSCI-TOTAL INTERNATIONAL INDEX         7.55                  10,755
-------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
-------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                                       INCEPTION               ----------------------
                                         DATE                  CAPITAL  INCOME  TOTAL
-------------------------------------------------------------------------------------
Total International Portfolio*         12/31/95                 4.83%   1.62%   6.45%
-------------------------------------------------------------------------------------



*Performance figures for an account invested in a combination of the three underlying Portfolios, weighted in accordance with the Total International Portfolio's allocation guidelines. Actual performance since the Portfolio's inception on April 29, 1996, was -0.5% versus 0.6% for the Index and 3.7% for the average international fund. Performance figures are adjusted for the 1% transaction fee on purchases and the $10 annual account maintenance fee.

PORTFOLIO PROFILE: EUROPEAN PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                        EUROPEAN    MSCI-
                       PORTFOLIO   EUROPE
-----------------------------------------
Number of Stocks             549      573
Turnover Rate                 4%       --
Expense Ratio              0.35%       --
Cash Reserves               0.5%       --


VOLATILITY MEASURES
-----------------------------------------
                        EUROPEAN    MSCI-
                       PORTFOLIO     EAFE
-----------------------------------------
R-Squared                   0.56     1.00
Beta                        0.67     1.00
-----------------------------------------

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Royal Dutch Petroleum Co.               2.8%
Novartis AG (Registered)                2.3
British Petroleum Co., PLC              2.1
Glaxo Wellcome PLC                      1.8
Roche Holding AG
   (Dividend-Right Certificates)        1.7
Deutsche Telekom AG                     1.4
Ente Nazionale Idrocarburi SPA          1.3
Nestle SA (Registered)                  1.3
Allianz AG Holding                      1.3
British Telecommunications PLC          1.3
--------------------------------------------
Top Ten                                17.3%

COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
-----------------------------------------------------------------------------------------------------
                                             DECEMBER 31, 1995                DECEMBER 31, 1996
                                            ---------------------------------------------------------
                                            EUROPEAN PORTFOLIO     EUROPEAN PORTFOLIO     MSCI-EUROPE
                                            ---------------------------------------------------------
Austria   . . . . . . . . . . . . . . .             0.6%                 0.8%                  0.7%
Belgium   . . . . . . . . . . . . . . .             2.3                  2.0                   2.1
Denmark   . . . . . . . . . . . . . . .             1.6                  1.7                   1.6
Finland   . . . . . . . . . . . . . . .             1.1                  1.3                   1.2
France  . . . . . . . . . . . . . . . .            12.7                 12.0                  12.3
Germany   . . . . . . . . . . . . . . .            13.7                 14.2                  14.5
Hong Kong   . . . . . . . . . . . . . .             0.3                  0.3                   0.0
Ireland   . . . . . . . . . . . . . . .             0.5                  0.6                   0.6
Italy   . . . . . . . . . . . . . . . .             4.4                  5.3                   5.4
Netherlands   . . . . . . . . . . . . .             8.2                  8.2                   8.4
Norway  . . . . . . . . . . . . . . . .             0.9                  1.0                   1.0
Spain   . . . . . . . . . . . . . . . .             3.5                  3.7                   4.0
Sweden  . . . . . . . . . . . . . . . .             4.1                  4.1                   4.5
Switzerland   . . . . . . . . . . . . .            12.1                 10.0                  10.0
United Kingdom  . . . . . . . . . . . .            34.0                 34.8                  33.7
-----------------------------------------------------------------------------------------------------

[PHOTO]

AVERAGE WEIGHTED EXPENSE RATIO. Portfolios that invest in other Vanguard funds incur no direct expenses, but do bear their share of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the portfolio represented by each underlying fund.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
0.80 would have seen its share price rise or fall by 8% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

COUNTRY DIVERSIFICATION. The percentage of a global or international portfolio's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely it is to perform in line with the overall stock market.

PORTFOLIO ALLOCATION. This table shows the distribution of a portfolio's holdings in other Vanguard portfolios.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest stocks (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile since they are more dependent on the fortunes of a few companies.

TURNOVER RATE. Indicates trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

PORTFOLIO PROFILE: PACIFIC PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                         PACIFIC    MSCI-
                       PORTFOLIO  PACIFIC
-----------------------------------------
Number of Stocks             498      525
Turnover Rate                 9%       --
Expense Ratio              0.35%       --
Cash Reserves               0.1%       --



VOLATILITY MEASURES
-----------------------------------------
                         PACIFIC    MSCI-
                       PORTFOLIO     EAFE
-----------------------------------------
R-Squared                   0.86     1.00
Beta                        1.30     1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------
Toyota Motor Corp.                           4.3%
The Bank of Tokyo-Mitsubishi Ltd.            2.6
Sumitomo Bank Ltd.                           1.8
Industrial Bank of Japan Ltd.                1.8
Fuji Bank Ltd.                               1.7
Matsushita Electric Industrial Co., Ltd.     1.4
Hitachi Ltd.                                 1.3
Sun Hung Kai Properties Ltd.                 1.2
Tokyo Electric Power Co.                     1.2
Nomura Securities Co., Ltd.                  1.2
-------------------------------------------------
Top Ten                                     18.5%

Country Diversification (% of Common Stock)
-------------------------------------------------------------------------------------------------------
                                              DECEMBER 31, 1995                   DECEMBER 31, 1996
                                              ---------------------------------------------------------
                                              PACIFIC PORTFOLIO     PACIFIC PORTFOLIO      MSCI-PACIFIC
                                              ---------------------------------------------------------
Australia   . . . . . . . . . . . . . .               5.3%                  6.9%                6.7%
Hong Kong   . . . . . . . . . . . . . .               6.3                   8.8                 8.6
Japan   . . . . . . . . . . . . . . . .              80.2                  73.1                73.9
Malaysia  . . . . . . . . . . . . . . .               4.2                   6.1                 5.9
New Zealand   . . . . . . . . . . . . .               0.8                   0.9                 0.9
Singapore   . . . . . . . . . . . . . .               3.2                   4.2                 4.0
-------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE: EMERGING MARKETS PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                        EMERGING
                         MARKETS    MSCI-
                       PORTFOLIO  SELECT*
-----------------------------------------
Number of Stocks             527      631
Turnover Rate                 1%       --
Expense Ratio              0.60%       --
Cash Reserves               5.2%       --

*MSCI-Select Emerging Markets (Free) Index.

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------
Telecomunicacoes Brasileiras SA Pfd.        2.8%
Telekom Malaysia Bhd.                       2.2
Centrais Electricas Brasileiras SA          2.0
Sun Hung Kai Properties Ltd.                1.9
Tenaga Nasional Bhd.                        1.8
PT Telekomunikasi Indonesia (Foreign)       1.8
Hutchison Whampoa Ltd.                      1.8
Malayan Banking Bhd.                        1.6
Telefonos de Mexico SA Series L             1.6
Hang Seng Bank Ltd.                         1.5
------------------------------------------------
Top Ten                                    19.0%

COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------------------
                                          DECEMBER 31, 1995                DECEMBER 31, 1996
                                          ----------------------------------------------------
                                          EMERGING MARKETS         EMERGING MARKETS      MSCI-
                                              PORTFOLIO               PORTFOLIO         SELECT
                                          ----------------------------------------------------
Argentina   . . . . . . . . . . . . . .            5.3%                   3.8%            3.8%
Brazil  . . . . . . . . . . . . . . . .           14.3                   13.7            13.8
Greece  . . . . . . . . . . . . . . . .            1.7                    1.3             1.3
Hong Kong   . . . . . . . . . . . . . .           14.7                   14.1            13.6
Indonesia   . . . . . . . . . . . . . .            6.4                    6.1             6.1
Israel  . . . . . . . . . . . . . . . .            0.0                    2.3             2.3
Malaysia  . . . . . . . . . . . . . . .           20.4                   18.7            18.6
Mexico  . . . . . . . . . . . . . . . .           11.1                    9.1             9.0
Philippines   . . . . . . . . . . . . .            3.8                    3.7             3.8
Portugal  . . . . . . . . . . . . . . .            2.3                    2.2             2.2
Singapore   . . . . . . . . . . . . . .            6.6                    6.6             6.4
South Africa  . . . . . . . . . . . . .            0.0                   11.6            12.2
Thailand  . . . . . . . . . . . . . . .           12.0                    5.3             5.4
Turkey  . . . . . . . . . . . . . . . .            1.4                    1.5             1.5
----------------------------------------------------------------------------------------------

PORTFOLIO PROFILE: TOTAL INTERNATIONAL PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
------------------------------------------------
Expense Ratio                                 0%
Average Weighted Expense Ratio*            0.38%

*For underlying portfolios.

PORTFOLIO ALLOCATION
-------------------------------------------
Vanguard International Equity
  Index Fund-
    European Portfolio                48.3%
    Pacific Portfolio                 38.2
    Emerging Markets Portfolio        13.5
-------------------------------------------
Total                                100.0%

[PHOTO]

FINANCIAL STATEMENTS
DECEMBER 31, 1996


STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. European, Pacific and Emerging Market Portfolio securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country; the Total International Portfolio lists investments in shares of each Vanguard International Equity Index Portfolio. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
EUROPEAN PORTFOLIO                     SHARES          (000)
-------------------------------------------------------------
COMMON STOCKS (98.5%)(1)
-------------------------------------------------------------
AUSTRIA (0.8%)
#  Austrian Airlines AG                 3,103    $       472
   Bank Austria AG Pfd.                 7,420            288
   Bank Austria AG                     35,772          2,640
   Boehler-Uddeholm AG                    700             50
   BWT Best Water Technology AG         2,860            295
   Creditanstalt-Bankverein AG         17,640          1,193
   Creditanstalt-Bankverein AG Pfd.    11,958            552
   EA-Generali AG                       3,581          1,057
   EA-Generali AG Pfd.                    214             26
   Lenzing AG                           4,480            286
   OMV AG                              11,697          1,318
   Oesterreichische
     Brau-Beteiligungs AG              10,790            732
   Oesterreichische
     Elektrizitaetswirtschafts AG
     Class A                           21,075          1,576
   Radex-Heraklith
     Industriebeteiligungs AG          10,617            336
#  Steyr-Daimler-Puch AG               14,144            226
   Universale-Bau AG                    1,000             46
   Wienerberger
     Baustoffindustrie AG               5,080            984
                                                 ------------
                                                      12,077
                                                 ------------
BELGIUM (2.0%)
   Bekaert SA                           1,837          1,165
   CBR Cimenteries SA                  16,650          1,512
   Delhaize-Le Lion SA                 32,928          1,954
   Electrabel SA                       25,532          6,036
   Fortis AG                           19,013          3,047
   Generale de Banque SA                7,660          2,743
   Gevaert NV                          15,900          1,101
   Glaverbel SA                         4,059            471
   Groupe Bruxelles Lambert SA         10,850          1,395
   Petrofina SA                         7,660          2,436
   Royale Belge SA                      9,310          1,920
   Solvay SA                            4,225          2,584
   Tractebel SA                         7,770          3,614
#  Tractebel SA Put Warrants
     Exp. 11/1/99                       7,770            113
#  Union Miniere SA                    17,668          1,196
                                                 ------------
                                                      31,287
                                                 ------------

DENMARK (1.7%)
   Aarhus Oliefabrik A/S A Shares       2,220            115
   Aarhus Oliefabrik A/S B Shares       2,240            116
   Bang & Olufsen Holding A/S
     B Shares                           7,200            349
   Carlsberg A/S A Shares              12,675            855
   Carlsberg A/S B Shares               8,449            570
   D/S 1912 B Shares                       80          2,055
   D/S Svendborg B Shares                  89          3,334
   Danisco A/S                         31,635          1,920
   Den Danske Bank A/S                 23,200          1,868
#  East Asiatic Co. A/S                 7,200            156
   FLS Industries A/S B Shares          9,048          1,158
   GN Store Nord A/S                    1,150            112
   ISS International Service Systems
     A/S B Shares                      34,419            904
#  J. Lauritzen Holding A/S B Shares    5,965            698

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
EUROPEAN PORTFOLIO                     SHARES          (000)
-------------------------------------------------------------
   Korn OG Foderstof Kompagniet A/S     5,210    $       211
   NKT Holding A/S                     14,200            843
   Novo Nordisk A/S B Shares           15,566          2,929
   Radiometer A/S B Shares              6,508            386
   SAS Danmark A/S                     24,480            303
   Sophus Berendsen A/S A Shares        3,883            500
   Sophus Berendsen A/S B Shares       10,100          1,298
   Superfos A/S                         8,330          1,052
   Tele Danmark A/S B Shares           64,695          3,564
   Unidanmark A/S A Shares             25,677          1,328
                                                 ------------
                                                      26,624
                                                 ------------

FINLAND (1.2%)
   Amer Group Ltd.                     12,020            248
   Cultor Oy - Series 1                 2,750            149
   Cultor Oy - Series 2                12,120            623
   Instrumentarium Group A Shares       1,000             37
   Instrumentarium Group B Shares       3,140            114
   Kemira Oy                           21,730            273
   Kesko Oy                            26,370            371
   Kone Oy B Shares                     8,748            964
#  Merita Ltd. A Shares               400,667          1,243
   Metra Oy A Shares                    3,170            178
   Metra Oy B Shares                   17,128            959
   Nokia AB Oy A Shares                79,300          4,590
   Nokia AB Oy K Shares                63,200          3,647
   Outokumpu Oy A Shares               53,050            904
   Pohjola Insurance Co., Ltd.
     A Shares                          21,688            513
   Pohjola Insurance Co., Ltd.
     B Shares                           6,300            141
   Sampo Insurance Co., Ltd.
     A Shares                           7,601            599
   Stockmann AB Oy A Shares            12,300            747
   Stockmann AB Oy B Shares             1,380             82
#  UPM-Kymmene Oy                     169,523          3,549
                                                 ------------
                                                      19,931
                                                 ------------
FRANCE (11.8%)
   AXA SA                             104,046          6,605
   Accor SA                            22,005          2,781
   Alcatel Alsthom SA                  72,087          5,779
   Banque Nationale de Paris SA       104,230          4,026
   Bongrain SA                            160             62
   Bouygues SA                          9,492            982
   Canal Plus SA                       15,450          3,406
   Carrefour SA                        19,276         12,518
#  Chargeurs International SA           4,031            199
   Club Mediterranee SA                 7,560            490
   Compagnie Bancaire SA               18,789          2,219
   Compagnie Financiere de
     Paribas SA                        67,656          4,567
   Compagnie Francaise d'Etudes
     et de Construction SA              9,600            899
   Compagnie Generale des
     Establissements Michelin SCA
     B Shares                          53,510          2,883
#  Compagnie Generale de
     Geophysique SA                     4,000            277
   Compagnie Generale des Eaux SA      59,205          7,323
   Compagnie Parisienne de
     Reescompte SA                     10,016            797
   Compagnie de Saint-Gobain SA        41,849          5,909
   Compagnie de Suez SA                81,564          3,461
   Compagnie des Gaz de
     Petrole Primagaz SA                8,192            963
   Comptoirs Modernes SA                2,692          1,450
   Dollfus-Mieg & Cie. SA               5,900            143
   Elf Aquitaine SA                   131,438         11,941
   Eridania Beghin-Say SA              10,385          1,668
   Essilor International SA             4,585          1,389
   Etablissements Economiques du
     Casino Guichard-Perrachon SA      27,200          1,264
   Etablissements Economiques du
     Casino Guichard-Perrachon
     SA Pfd.                            6,000            219
   Europe 1 Communication SA            1,577            334
   Finextel SA                         21,600            333
   GTM Entrepose SA                     3,800            175
   Groupe Danone SA                    34,757          4,834
   Groupe Saint-Louis SA                1,824            453
   Havas SA                            41,860          2,931
   Imetal SA                            7,632          1,125
   L'Air Liquide SA                    26,643          4,151
   L'Oreal SA                          34,743         13,058
   LVMH Moet Hennessy
     Louis Vuitton SA                  44,775         12,480
   Lafarge SA                          59,478          3,562
   Lagardere SCA                       34,440            943
   Legrand SA                           8,390          1,427
   Lyonnaise des Eaux SA               37,625          3,495
#  Moulinex SA                         14,520            334
   Nord-Est SA                         27,800            690
   PSA Peugeot Citroen SA              19,773          2,221
#  Pathe SA                             4,407          1,060
   Pernod Ricard SA                    20,313          1,121
   Pinault-Printemps-Redoute SA        11,992          4,747
   Promodes SA                          9,615          2,709
   Rhone-Poulenc SA Series A           99,281          3,378
   Sagem SA                             2,040          1,228
   Salomon SA                           9,700            830
   Sanofi SA                           47,755          4,740
   Schneider SA                        67,488          3,114
   Sidel SA                            14,948          1,026
   Simco SA                            11,509          1,003
   Skis Rossignol SA                    8,256            228
   Societe BIC SA                      15,500          2,320
   Societe Francaise
     d'Investissments Immobiliers
     et de Gestion SA                  13,508            977
   Societe Generale SA                 45,183          4,876
   Societe National d'Exploitation
     Industrielle de Tabacs et
     Allumettes SA                     18,820            786
   Sodexho SA                           1,550            862
   Sommer Allibert SA                  23,100            689
   Thomson-CSF SA                      77,788          2,518
   Total SA Series B                  123,484         10,024
   Union Immobiliere de France SA       5,513            449
   Usinor Sacilor SA                  108,865          1,581
   Valeo SA                            28,396          1,748
                                                 ------------
                                                     188,780
                                                 ------------

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                       SHARES          (000)
-------------------------------------------------------------
GERMANY (14.0%)
#  AGIV AG Fuer Industrie und
     Verkehrswesen AG                  20,920    $       303
   Aachener & Muenchener
     Beteiligungs AG (Bearer)             544            353
   Aachener & Muenchener
     Beteiligungs AG (Registered)       2,500          1,784
   Adidas AG                           17,280          1,491
   Allianz AG Holding                  11,317         20,562
   BASF AG                            309,250         11,896
   Bayer AG                           352,050         14,346
   Bayerische Hypotheken-und
     Wechsel-Bank AG                   87,890          2,655
   Bayerische Vereinsbank AG           83,330          3,417
   Beiersdorf AG                       30,000          1,481
   Bilfinger & Berger Bau AG            9,120            334
#  Brau und Brunnen AG                  4,042            274
   CKAG Colonia Konzern AG             13,730          1,131
   CKAG Colonia Konzern AG Pfd.        10,500            729
   Continental AG                      22,000            395
#  DLW AG                                 340             21
#  Daimler-Benz AG                    226,940         15,609
   Degussa AG                           5,242          2,369
   Deutsche Bank AG                   233,200         10,880
   Deutsche Lufthansa AG              166,370          2,267
#  Deutsche Telekom AG              1,075,850         22,654
#  Didier-Werke AG                      2,560            203
   Douglas Holding AG                   9,620            378
   Dresdner Bank AG                   219,010          6,551
   Dyckerhoff AG                          991            376
   Dyckerhoff AG Pfd.                   2,638            728
   Escada AG                              720            116
   Escada AG Pfd.                       1,140            187
   Fag Kugelfischer Georg
     Schaefer AG                       35,000            476
   Heidelberger Zement AG              30,600          2,472
#  Herlitz AG                           1,650            187
#  Herlitz AG Pfd.                      2,015            214
   Hochtief AG                         41,650          1,649
   Holsten-Brauerei AG                    987            218
   IWKA AG                              1,450            343
   Karstadt AG                          3,150          1,063
#  Kloeckner-Humbolt-Deutz AG          22,500            102
   Linde AG                             4,054          2,473
   Man AG                               5,125          1,240
   Man AG Pfd.                          2,300            460
   Mannesmann AG                       17,929          7,760
   Merck KGaA                          40,700          1,463
#  Metro AG                            30,830          2,481
#  Metro AG Pfd. 1                      5,000            282
#  Metro AG Pfd. 2                        891             49
   Muenchener Rueckversicherungs-
     Gesellschaft AG (Bearer)             220            397
   Muenchener Rueckversicherungs-
     Gesellschaft AG (Registered)       4,110         10,254
   PWA Papierwerke Waldhof-
     Aschaffanburg AG                   5,900            785
   Preussag AG                          7,430          1,680
   RWE AG                             176,750          7,478
   RWE AG Pfd.                        110,240          3,720
   Rheinmetall AG                       2,450            394
   Rheinmetall AG Pfd.                    750             97
   SAP AG                              36,450          4,955
   SAP AG Pfd.                         23,775          3,317
   Salamander AG                          430             42
   Schering AG                         33,250          2,803
   Siemens AG                         267,770         12,597
#  Strabag Bau AG                       1,893            120
   Strabag Bau AG Pfd.                    143             10
   Thyssen AG                          11,466          2,031
   Veba AG                            247,331         14,284
   Viag AG                             14,356          5,627
   Volkswagen AG                       12,600          5,233
   Volkswagen AG Pfd.                   3,500          1,123
                                                 ------------
                                                     223,369
                                                 ------------

HONG KONG (0.3%)
   HSBC Holdings PLC                  222,877          4,769
                                                 ------------

IRELAND (0.6%)
   Allied Irish Banks PLC             264,300          1,754
   CRH PLC                            257,900          2,663
   Fyffes PLC                          56,930            105
   Greencore Group PLC                101,600            645
   Independent Newspapers PLC         292,105          1,458
   Irish Life PLC                     160,800            746
   James Crean PLC                     27,780             89
   Jefferson Smurfit Group PLC        586,200          1,726
   Kerry Group PLC A Shares            21,160            215
   Waterford Wedgewood PLC            374,680            479
                                                 ------------
                                                       9,880
                                                 ------------

ITALY (5.3%)
   Assicurazioni Generali SPA         455,045          8,504
   Banca Commerciale Italiana SPA     993,000          1,802
   Banco Ambrosiano Veneto SPA        329,255            790
   Banco Ambrosiano Veneto
     SPA Risp.                        325,920            609
   Banco Popolare Di Milano SPA       189,000            957
   Benetton Group SPA                  54,000            669
   Bulgari SPA                         60,000          1,215
   Burgo (Cartiere) SPA               135,100            622
   Cementir SPA                       479,680            306
   Danieli & Co. SPA                   83,090            681
   Danieli & Co. SPA Risp.              9,000             38
   Edison SPA                         388,000          2,450
   Ente Nazionale Idrocarburi SPA   4,197,000         21,489
   Falck, Acciaierie &
     Ferriere Lombarde SPA            129,500            517
   Fiat SPA                         1,478,500          4,463
   Fiat SPA Pfd.                      535,000            881
   Fiat SPA Risp.                     255,700            447
#  Impregilo SPA                      213,000            165
   Istituto Bancario San Paolo
     de Torino SPA                    471,000          2,881
   Istituto Nazionale Delle
     Assicurazioni SPA              2,205,500          2,866
   Italcementi SPA                    152,057            856
   Italcementi SPA Risp.              204,735            500
   Italgas SPA                        458,750          1,911
   La Previdente SPA                    8,000             43
   La Rinascente SPA                  154,062            883
   La Rinascente SPA Pfd.              15,000             34

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
EUROPEAN PORTFOLIO                     SHARES          (000)
-------------------------------------------------------------
   La Rinascente SPA Risp.              6,000    $        15
   Magneti Marelli SPA                263,500            327
   Marzotto & Figli SPA                11,800             76
   Marzotto & Figli SPA Risp.           5,000             32
#  Mediaset SPA                       160,500            739
#  Montedison SPA                   2,352,502          1,600
#  Montedison SPA Risp.               465,000            295
#  Olivetti SPA                     1,621,250            570
   Parmalat Finanziaria SPA           499,500            762
   Pirelli SPA                        776,000          1,437
   Pirelli SPA Risp.                   46,300             68
   Riunione Adriatica di Sicurta
     SPA                              200,204          1,870
   Riunione Adriatica di Sicurta
     SPA Risp.                         39,600            210
   SNIA BPD SPA                       720,000            743
#  Saffa SPA                           21,790             41
   Sasib SPA                           76,960            240
   Sasib SPA Risp.                     24,000             45
   Sirti SPA                           92,690            568
   Societa Assicuratrice
     Industriale SPA                   83,730            767
   Societa Assicuratrice
     Industriale SPA Risp.            161,000            571
   Telecom Italia Mobile SPA        2,500,166          6,306
   Telecom Italia Mobile SPA Risp.    576,944            822
   Telecom Italia SPA               3,163,166          8,197
   Telecom Italia SPA Risp.           576,944          1,123
                                                 ------------
                                                      84,003
                                                 ------------

NETHERLANDS (8.1%)
   ABN AMRO Holding NV                155,598         10,111
   Akzo Nobel NV                       30,460          4,156
   Assurantieconcern Stad
     Rotterdam NV                      27,097          1,070
   Elsevier NV                        334,630          5,649
   Getronics NV                        62,416          1,692
   Heineken NV                         26,546          4,693
   Hollandsche Beton Groep NV           1,380            286
   IHC Caland NV                        4,660            266
   ING Groep NV                       391,250         14,069
   KLM Royal Dutch Airlines NV         36,547          1,027
   Koninklijke Ahold NV                60,046          3,749
   Koninklijke KNP BT NV               52,714          1,149
   Koninklijke Nederlandsche
     Hoogevens en
     Staalfabrieken NV                 19,349            805
   Koninklijke PTT Nederland NV       222,407          8,473
   Koninklijke Pakhoed NV              20,528            641
   Nedlloyd Groep NV                   15,351            421
   Oce-Van Der Grinten NV              10,607          1,150
   Philips Electronics NV             142,285          5,758
   Royal Dutch Petroleum Co.          259,269         45,401
   Stork NV                            21,633            762
   Unilever NV                         79,437         14,034
   Wolters Kluwer NV                   25,493          3,382
                                                 ------------
                                                     128,744
                                                 ------------

NORWAY (1.0%)
   Aker ASA A Shares                   26,623            592
   Aker ASA B Shares                   11,120            225
   Bergesen D.Y. ASA A Shares          31,416            768
   Bergesen D.Y. ASA B Shares          18,436            439
   Christiania Bank Og Kreditkasse
     ASA                               82,900            262
   Dyno Industrier ASA                 21,896            556
   Elkem ASA                           56,620            935
   Hafslund ASA A Shares               16,771            123
   Hafslund ASA B Shares               16,531            113
   Helikopter Services Group ASA       15,300            199
   Kvaerner ASA                        30,300          1,473
   Kvaerner ASA B Shares               18,600            807
   Lief Hoegh & Co. ASA                18,300            387
#  NCL Holdings ASA                   366,100            613
   Norsk Hydro ASA                     68,994          3,728
   Norske Skogindustrier ASA A
     Shares                            23,430            782
   Norske Skogindustrier ASA B
     Shares                             3,140             96
#  Nycomed ASA A Shares                18,771            287
#  Nycomed ASA B Shares                16,531            254
   Orkla ASA A Shares                  22,100          1,540
   Orkla ASA B Shares                   7,880            500
#  Storebrand ASA                     159,600            925
   Unitor ASA                          51,400            660
                                                 ------------
                                                      16,264
                                                 ------------

SPAIN (3.6%)
   Acerinox SA                          8,716          1,257
   Argentaria SA                       61,100          2,729
   Autopista Concesionaria
     Espanola SA                       97,527          1,342
   Banco Bilbao Vizcaya SA
     (Registered)                     105,821          5,703
   Banco Central
     Hispanoamericano SA               94,286          2,417
   Banco Santander SA                  69,827          4,461
   Corporacion Financiera Alba SA       7,265            733
   Corporacion Mapfre SA               16,521          1,005
   Dragados y Construcciones SA        34,796            535
   Ebro Agricolas Compania de
     Alimentacion SA                   33,244            584
#  El Aguila SA                        33,558            161
   Empresa Nacional Compania
     de Celulosas SA                   18,500            221
   Empresa Nacional de
     Electricidad SA                  122,209          8,681
#  Ercros SA                           80,232             49
   Fomento de Construcciones y
     Contratas SA                       7,208            671
   Gas Natural SDG SA                  16,552          3,843
   Iberdrola SA                       251,863          3,563
   Inmobiliaria Metropolitana
     Vasca Central SA                  16,109            591
#  Inmobiliaria Urbis SA               60,880            243
   Portland Valderrivas SA              4,748            319
   Prosegur Cia de Seguridad SA
     (Registered)                      74,650            689
   Repsol SA                          120,337          4,607
   Sarrio SA                           49,340            162
   Tabacalera SA                       20,206            868
   Telefonica de Espana SA            427,968          9,920
   Union Electrica Fenosa SA           27,737            297
   Uralita SA                          78,364            611
   Vallehermoso SA                     49,198          1,065

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                        SHARES         (000)
-------------------------------------------------------------
   Viscofan Industria Navarra de
     Envolturas Cellulosicas SA         21,160   $       309
   Zardoya Otis SA                       2,426           282
                                                 ------------
                                                      57,918
                                                 ------------

SWEDEN (4.1%)
   ABB AB A Shares                      36,468         4,113
   ABB AB B Shares                       9,500         1,074
   AGA AB A Shares                      92,350         1,393
   AGA AB B Shares                      45,290           677
   Astra AB A Shares                   243,300        12,008
   Astra AB B Shares                    38,830         1,871
   Atlas Copco AB A Shares              71,100         1,718
   Atlas Copco AB B Shares              32,090           780
   Autoliv AB                           20,200           885
   Electrolux AB B Shares               34,800         2,018
   Esselte AB A Shares                  13,460           306
   Esselte AB B Shares                  11,990           265
   Hennes & Mauritz AB B Shares         25,288         3,496
   LM Ericsson Telephone AB B
     Shares                            413,700        12,784
   SKF AB A Shares                      11,140           255
   SKF AB B Shares                       5,400           128
   Scanem AB A Shares                   34,680         1,270
   Securitas AB B Shares                55,710         1,620
   Skandia Forsakrings AB               39,772         1,124
   Skandinaviska Enskilda
     Banken AB                         236,453         2,424
   Skanska AB B Shares                  75,458         3,332
   Stadshypotek AB                       4,200           115
   Stora Kopparbergs Bergslags
     AB A Shares                        79,905         1,100
   Stora Kopparbergs Bergslags
     AB B Shares                         3,550            48
   Svenska Cellulosa AB B Shares        63,646         1,291
   Svenska Handelsbanken AB
     A Shares                          101,530         2,914
   Svenska Handelsbanken AB
     B Shares                            3,360            93
#  Swedish Match AB                    180,369           634
   Trelleborg AB B Shares               46,598           618
   Volvo AB A Shares                    41,000           895
   Volvo AB B Shares                   152,169         3,354
                                                 ------------
                                                      64,603
                                                 ------------

SWITZERLAND (9.8%)
   ABB AG (Bearer)                       2,635         3,267
   ABB AG (Registered)                     620           150
   Adecco SA (Bearer)                    4,597         1,150
   Alusuisse-Lonza Holding AG
     (Bearer)                              891           695
   Alusuisse-Lonza Holding AG
     (Registered)                        2,085         1,657
   CS Holding AG (Registered)           91,545         9,374
   Danzas Holding AG (Ptg. Ctf.)           270            55
   Danzas Holding AG (Registered)          310           343
   Forbo Holding AG (Registered)           380           153
   Georg Fischer AG (Bearer)               310           321
   Georg Fischer AG (Registered)           210            43
#  Grands Magasins Jelmoli SA
     (Bearer)                              280           154
#  Grands Magasins Jelmoli SA
     (Registered)                          610            65
   Holderbank Financiere Glarus AG
     (Bearer)                            1,310           933
   Holderbank Financiere Glarus AG
     (Registered)                        6,710           964
   Kuoni Reisen Holding AG
     (Registered)                          350           847
   Moevenpick Holding AG (Bearer)        1,910           546
   Moevenpick Holding AG (Ptg. Ctf.)       200            49
   Nestle SA (Registered)               19,839        21,232
#  Novartis AG (Bearer)                  3,897         4,447
#  Novartis AG (Registered)             32,311        36,889
   Roche Holding AG (Bearer)               813         9,143
   Roche Holding AG
     (Dividend-Right Certificates)       3,498        27,132
   SMH AG (Bearer)                       1,842         1,132
   SMH AG (Registered)                   7,920         1,127
   Schindler Holding AG (Ptg. Ctf.)         60            65
   Schindler Holding AG (Registered)       190           194
   SGS Societe Generale de
     Surveillance Holding SA (Bearer)      752         1,843
   Societe Generale de Surveillance
     Holding SA (Registered)             1,140           499
   Sika Finanz AG (Bearer)                 860           205
   Sulzer AG (Ptg. Ctf.)                    50            27
   Sulzer AG (Registered)                  300           173
   Swiss Bank Corp. (Registered)        37,355         7,080
   Swiss Reinsurance Co.
     (Registered)                        6,988         7,437
#  SwissAir AG (Registered)                500           403
   Union Bank of Switzerland AG
     (Bearer)                           10,271         8,973
   Union Bank of Switzerland AG
     (Registered)                        9,860         1,729
   Valora Holding AG                     1,471           280
   Zurich Insurance Co. (Registered)    21,380         5,923
                                                 ------------
                                                     156,699
                                                 ------------

UNITED KINGDOM (34.2%)
   Abbey National PLC                  803,157        10,501
   AMEC PLC                            286,602           451
   Amstrad PLC                         121,789           307
   Anglian Water PLC                   194,902         1,961
   Argos PLC                           190,562         2,501
   Arjo Wiggins Appleton PLC           547,832         1,683
   Associated British Foods PLC        507,959         4,199
   B.A.T. (British American
     Tobacco) Industries PLC         1,564,702        12,960
   BBA Group PLC                       340,997         2,054
   BICC PLC                            276,999         1,304
   BOC Group PLC                       257,647         3,854
   BPB PLC                             361,469         2,375
   BTR PLC                           1,979,852         9,656
   Barclays PLC                        752,453        12,883
   Barratt Developments PLC            161,350           696
   Bass PLC                            515,661         7,254
   Blue Circle Industries PLC          483,915         2,956
   Boots Co., PLC                      535,315         5,515
   Bowthorpe PLC                       150,735         1,169
   British Aerospace PLC               258,372         5,651
   British Airways PLC                 571,086         5,927
   British Gas PLC                   2,227,664         8,539
   British Land Co., PLC               269,867         2,401

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
EUROPEAN PORTFOLIO                     SHARES          (000)
-------------------------------------------------------------
   British Petroleum Co., PLC       2,834,532    $    33,955
   British Sky Broadcasting
     Group PLC                        987,101          8,818
   British Steel PLC                1,013,769          2,776
   British Telecommunications
     PLC                            3,033,818         20,508
   Burmah Castrol PLC                 128,457          2,427
   Cable and Wireless PLC           1,105,524          9,232
   Cadbury Schweppes PLC              569,149          4,802
   Calor Group PLC                    188,794            953
   Caradon PLC                        446,677          1,835
   Carlton Communications PLC         377,490          3,305
   Chubb Security PLC                 314,463          1,752
   Coats Viyella PLC                  187,389            430
   Cobham PLC                          50,764            533
   Commercial Union PLC               410,923          4,817
   Courtaulds PLC                     270,720          1,830
   Courtualds Textiles PLC            121,894            463
   De La Rue PLC                      182,898          1,800
   Delta PLC                          143,360            932
   EMI Group PLC                      208,907          4,933
   East Midlands Electricity PLC      153,136          1,735
   Electrocomponents PLC              344,060          2,714
   English China Clays PLC            299,315            973
   FKI PLC                            245,961            854
   GKN PLC                            147,159          2,521
   General Electric Co., PLC        1,408,422          9,231
   George Wimpey PLC                  148,750            318
   Glaxo Wellcome PLC               1,728,190         28,096
   Granada Group PLC                  492,566          7,274
   Grand Metropolitan PLC           1,055,930          8,276
   Great Universal Stores PLC         587,044          6,158
   Guardian Royal Exchange PLC        249,316          1,188
   Guinness PLC                       980,928          7,705
   HSBC Holdings PLC (Foreign)        632,842         13,786
   HSBC Holdings PLC (Local)          445,425          9,947
   Hammerson PLC                       63,516            439
   Hanson PLC                       2,497,881          3,505
   Harrison & Crosfield PLC           225,273            509
   Hepworth PLC                        50,375            217
   Hyder PLC                           25,146            321
   IMI PLC                            140,425            899
   Imperial Chemical Industries
     PLC                              362,954          4,780
   Johnson Matthey PLC                 44,148            417
   Kingfisher PLC                     402,963          4,345
   Ladbroke Group PLC                 779,807          3,096
   Laird Group PLC                     59,150            402
   Land Securities PLC                278,346          3,553
   Lasmo PLC                          362,571          1,458
   Legal & General Group PLC          228,795          1,458
   Lex Service PLC                     52,726            286
   Lloyds TSB Group PLC             2,534,739         18,696
   London Electricity PLC              36,427            424
   Lonrho PLC                         242,458            519
#  LucasVarity PLC                    794,008          3,030
   MEPC PLC                           170,124          1,264
   Marks & Spencer PLC              1,447,842         12,190
   Marley PLC                          42,640             92
   Mercury Asset Management
     Group PLC                        117,130          2,486
   Meyer International PLC             51,941            322
   National Grid Group PLC            408,964          1,365
   National Power PLC                 680,272          5,681
   Next PLC                           104,066          1,013
   Northern Electric PLC               46,303            513
   Ocean Group PLC                     71,755            594
   Pearson PLC                        343,457          4,379
   Peninsular & Oriental Steam
     Navigation Co.                   279,801          2,830
   Pilkington PLC                     479,875          1,298
   Prudential Corp. PLC             1,095,604          9,225
   RTZ Corp. PLC                      566,505          9,094
   Racal Electronics PLC               81,626            358
   Rank Group PLC                     202,721          1,520
   Redland PLC                        134,287            848
   Reed International PLC             331,391          6,227
   Reuters Holdings PLC               865,779         11,119
   Rexam PLC                          379,396          2,324
   RMC Group PLC                       43,028            736
   Rolls-Royce PLC                    401,498          1,766
   Royal & Sun Alliance Insurance
     Group PLC                        873,877          6,662
   Royal Bank of Scotland Group
     PLC                              449,013          4,318
   Rugby Group PLC                    296,046            476
   Safeway PLC                        653,580          4,507
   J. Sainsbury PLC                 1,070,307          7,107
   Schroders PLC                      117,629          3,058
   Scottish & Newcastle PLC           118,531          1,394
   Scottish Power PLC                 713,254          4,284
   Sears PLC                          613,365            997
   Sedgwick Group PLC                 106,450            239
   Slough Estates PLC                  82,589            392
   SmithKline Beecham PLC           1,393,139         19,263
   Smiths Industries PLC              161,923          2,222
   Southern Electric PLC               48,160            653
   St James's Place Capital PLC       439,180            729
   T & N PLC                          163,227            486
   TI Group PLC                        76,076            754
   Tarmac PLC                         539,471            909
   Tate & Lyle PLC                     98,518            797
   Taylor Woodrow PLC                 196,099            510
   Tesco PLC                        1,253,669          7,595
   Thames Water PLC                   156,799          1,640
   Thorn PLC                          175,468            760
   Transport Development Group
     PLC                              211,521            688
   Unigate PLC                         52,393            373
   Unilever PLC                       405,206          9,812
   United Biscuits Holdings PLC       202,267            730
   United Utilities PLC               109,672          1,162
   Vickers PLC                        129,129            561
   Vodafone Group PLC               1,404,643          5,937
   Waterford Wedgewood PLC            146,200            189
   Williams Holdings PLC               89,847            529
   Willis Corroon Group PLC            97,319            237
   Wilson Connolly Holdings PLC        86,443            246
   Wolseley PLC                       168,836          1,331
   Zeneca Group PLC                   522,134         14,699
                                                 ------------
                                                     545,518
                                                 ------------
-------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,151,969)                                1,570,466
-------------------------------------------------------------

-------------------------------------------------------------
                                         FACE         MARKET
                                       AMOUNT         VALUE*
                                        (000)          (000)
-------------------------------------------------------------
BOND
-------------------------------------------------------------
SWITZERLAND
(U.S. Dollar Denominated)
   Hofi International Cvt.
   4.50%, 8/11/08
   (COST $613)                      $     445    $       577
-------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.3%)
-------------------------------------------------------------
U.S. TREASURY BILL--Note E
   5.17%, 1/9/97                        1,900          1,898
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.39%, 1/2/97                       18,095         18,095
-------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $19,993)                                     19,993
-------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (COST $1,172,575)                               1,591,036
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
-------------------------------------------------------------
   Other Assets--Notes B and G                       375,565
   Liabilities--Note G                              (371,867)
                                                  -----------
                                                       3,698
-------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------
Applicable to 96,229,605 outstanding
   $.001 par value shares
   (authorized 500,000,000 shares)                $1,594,734
=============================================================

NET ASSET VALUE PER SHARE                             $16.57
=============================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
(Ptg. Ctf.)--Participating Certificate.
(1)The combined market value of common stocks and Eurotop futures contracts represents 99.5% of net assets.

-------------------------------------------------------------
                                       AMOUNT            PER
                                        (000)          SHARE
-------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-------------------------------------------------------------
Paid in Capital                    $1,174,087         $12.20
Overdistributed Net
  Investment Income--Note F             (717)           (.01)
Accumulated Net
  Realized Gains--Note F                2,233            .02
Unrealized Appreciation--Note E
  Investment Securities               418,461           4.35
  Futures Contracts                       566            .01
  Foreign Currencies and
      Forward Currency Contracts          104             --
-------------------------------------------------------------
NET ASSETS                         $1,594,734         $16.57
=============================================================

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
PACIFIC PORTFOLIO                        SHARES        (000)
-------------------------------------------------------------
COMMON STOCKS (98.0%)(1)
-------------------------------------------------------------
AUSTRALIA (6.8%)
   Aberfoyle Ltd.                       141,700  $       362
   Amcor Ltd.                           348,691        2,241
   Ashton Mining Ltd.                   283,500          493
   Australia National Industries Ltd.   778,131          773
   Australian Gas Light Co., Ltd.       101,300          576
   Boral Ltd.                           595,400        1,693
   Brambles Industries Ltd.             116,911        2,280
   Broken Hill Proprietary Ltd.         801,795       11,412
   Burns Philp & Co., Ltd.              207,330          369
   CRA Ltd.                             149,542        2,346
   CSR Ltd.                             479,800        1,677
   Coca-Cola Amatil Ltd.                166,068        1,774
   Coles Myer Ltd.                      484,685        1,994
#  Crown Ltd.                           316,295          661
   David Jones Ltd.                     177,333          246
#  Delta Gold NL                         99,565          187
   Email Ltd.                           229,883          743
   F.H. Faulding & Co., Ltd.             46,900          317
   Foster's Brewing Group Ltd.          443,460          898
   Futuris Corp., Ltd.                  177,720          243
   Gio Australia Holdings Ltd.          173,000          442
   Goodman Fielder Ltd.                 475,205          589
   Great Central Mines Ltd.             122,830          349
   Hardie (James) Industries Ltd.       172,047          541
   Howard Smith Ltd.                    118,500          974
   ICI Australia Ltd.                   148,748        1,613
   Leighton Holdings Ltd.               175,550          753
   Metal Manufactures Ltd.              123,400          304
   Mount Isa Mines Holdings Ltd.        393,144          550
   National Australia Bank Ltd.         580,146        6,820
   Newcrest Mining Ltd.                  63,945          254
   News Corp. Ltd.                      734,079        3,871
   News Corp. Ltd. Pfd.                 407,513        1,813
   Normandy Mining Ltd.                 308,127          426
   North Ltd.                           325,613          952
   Pacific Dunlop Ltd.                  542,540        1,379
   Pioneer International Ltd.           367,000        1,093
   Plutonic Resources Ltd.               72,250          336
   QBE Insurance Group Ltd.              94,451          497
   QCT Resources Ltd.                   137,600          186
   Renison Goldfields
     Consolidated Ltd.                   34,300          152
   Resolute Ltd.                         84,495          176
   Rothmans Holdings Ltd.               103,900          668
   Santos Ltd.                          290,389        1,176
   Sons of Gwalia Ltd.                  112,944          667
   Southcorp Holdings Ltd.              333,654        1,060
#  Sydney Harbour Casino
     Holdings Ltd.                      264,000          407
   Tabcorp Holdings Ltd.                 49,192          234
   WMC Ltd.                             394,087        2,482
   Westpac Banking Corp., Ltd.          725,771        4,127
                                                 ------------
                                                      66,176
                                                 ------------

HONG KONG (8.6%)
   Bank of East Asia Ltd.               520,778        2,316
   Cathay Pacific Airways Ltd.        1,128,000        1,779
   Cheung Kong Holdings Ltd.            942,000        8,373
   China Light and Power Co., Ltd.      768,000        3,416
   Dickson Concepts
     International Ltd.                  46,399          174
   Giordano International Ltd.          516,000          440
   Hang Seng Bank Ltd.                  726,800        8,832
   Hong Kong & China
     Gas Co., Ltd.                    1,326,661        2,564
   Hong Kong Aircraft &
     Engineering Co., Ltd.              103,600          319
   Hong Kong
     Telecommunications Ltd.          4,535,400        7,300
   Hong Kong and Shanghai
     Hotels Ltd.                        278,000          525
   Hopewell Holdings Ltd.             2,296,000        1,484
   Hutchison Whampoa Ltd.             1,209,000        9,495
   Hysan Development Co., Ltd.          503,000        2,003
   Johnson Electric Holdings Ltd.       424,000        1,173
   Kumagai Gumi Hong Kong Ltd.           65,000           76
   Lai Sun Garment
     International Ltd.                 388,000          617
   Miramar Hotel &
     Investment Ltd.                    404,000          810
   New World
     Development Co., Ltd.              748,000        5,053
   Oriental Press Group Ltd.          1,081,000          486
   Peregrine Investment
     Holdings Ltd.                      463,700          794
   Playmate Toys Holdings Ltd.          222,900           60
   Regal Hotels International
     Holdings Ltd.                    1,190,000          415
   Shangri-La Asia Ltd.                 270,000          400
   Shun Tak Holdings Ltd.               700,000          466
   South China Morning Post Ltd.      1,577,000        1,305
   Stelux Holdings
     International Ltd.               2,414,000          624
   Sun Hung Kai Properties Ltd.         964,400       11,813
   Swire Pacific Ltd. A                 446,500        4,257
   Tai Cheung Holdings Ltd.             648,500          612
   Television Broadcasts Ltd.           236,000          943
   Wharf Holdings Ltd.                  960,000        4,791
   Wing Lung Bank Ltd.                   66,240          450
   Winsor Industrial Corp., Ltd.        265,500           62
                                                 ------------
                                                      84,227
                                                 ------------

JAPAN (71.6%)
   77 Bank Ltd.                          70,000          573
   Advantest Corp.                       27,500        1,287
   Ajinomoto Co., Inc.                  257,000        2,613
   Alps Electric Co., Ltd.               94,000        1,020
   Amada Co., Ltd.                      178,000        1,380
   Amano Corp.                           63,000          673
#  Aoki Corp.                           275,000          571
   Aoyama Trading Co., Ltd.              48,000        1,274
   Arabian Oil Co., Ltd.                 35,500        1,315
   Asahi Bank Ltd.                      925,000        8,208
   Asahi Breweries Ltd.                 197,000        2,037
   Asahi Chemical Industry Co., Ltd.    605,000        3,419
   Asahi Glass Co., Ltd.                480,000        4,508
   Ashikaga Bank Ltd.                   289,000        1,392
   Autobacs Seven Co., Ltd.              15,000        1,058
   The Bank of Tokyo-Mitsubishi Ltd.  1,380,945       25,580
   Bank of Yokohama Ltd.                486,000        3,140
   Bridgestone Corp.                    325,000        6,160

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                         SHARES        (000)
-------------------------------------------------------------
   Brother Industries Ltd.              226,000    $     974
   CSK Corp.                             21,200          555
   Canon, Inc.                          340,000        7,499
   Casio Computer Co.                   123,000          950
   Chiba Bank Ltd.                      344,000        2,341
   Chichibu Onoda Cement Corp.          252,000        1,070
   Chiyoda Corp.                         85,000          550
   Chugai Pharmaceutical Co., Ltd.       96,000          802
   Citizen Watch Co., Ltd.              153,000        1,094
   Cosmo Oil Co., Ltd.                  230,000        1,104
   Dai-Nippon Ink & Chemicals, Inc.     308,000        1,138
   Dai-Nippon Printing Co., Ltd.        306,000        5,352
   Dai-Nippon Screen
     Manufacturing Co., Ltd.             68,000          501
   Daicel Chemical Industries Ltd.       26,000          122
   Daido Steel Co., Ltd.                241,000          893
   Daiei, Inc.                          308,000        2,348
   Daifuku Co., Ltd.                     32,000          403
   Daiichi Pharmaceutical Co., Ltd.     105,000        1,683
   Daikin Industries Ltd.                57,000          506
   Daikyo, Inc.                         131,000          617
   Daimaru, Inc.                         80,000          427
   Daito Trust Construction Co., Ltd.    52,000          578
   Daiwa House Industry Co., Ltd.       187,000        2,401
   Daiwa Kosho Lease Co., Ltd.           94,000          721
   Daiwa Securities Co., Ltd.           547,000        4,854
   Denki Kagaku Kogyo K.K.              207,000          508
   Denso Corp.                          349,000        8,389
   East Japan Railway Co.                 1,625        7,294
   Ebara Corp.                           67,000          872
   Eisai Co., Ltd.                      104,000        2,043
   Ezaki Glico Co.                       96,000          827
   Fanuc Co., Ltd.                       99,900        3,193
   Fuji Bank Ltd.                     1,135,000       16,526
   Fuji Photo Film Co., Ltd.            209,000        6,878
   Fujikura Ltd.                        163,000        1,303
   Fujita Corp.                         272,000          780
   Fujita Kanko, Inc.                    65,000        1,204
   Fujitsu Ltd.                         696,000        6,476
   Furukawa Electric Co.                274,000        1,296
   Gakken Co.                             6,000           34
   Gunma Bank Ltd.                      116,000        1,009
   Gunze Ltd.                            51,000          264
   Hankyu Corp.                         310,000        1,536
   Hankyu Department Stores, Inc.        45,000          446
#  Haseko Corp.                         135,000          361
   Hazama Corp.                         175,000          484
   Higo Bank Ltd.                        67,000          446
   Hirose Electronics Co., Ltd.          11,500          665
   Hitachi Ltd.                       1,317,000       12,254
   Hitachi Zosen Corp.                  359,000        1,392
   Hokuriku Bank Ltd.                   252,000        1,233
   Honda Motor Co., Ltd.                374,000       10,665
   House Foods Industry Corp.            67,000        1,079
   Hoya Corp.                            52,000        2,038
   INAX Corp.                            96,000          710
   Industrial Bank of Japan Ltd.        994,000       17,213
   Isetan Co.                            79,000        1,021
#  Ishihara Sangyo Kaisha Ltd.          108,000          261
   Ito-Yokado Co., Ltd.                 166,000        7,208
   Itochu Corp.                         509,000        2,728
   Itoham Foods, Inc.                    66,000          408
   Iwatani International Corp.           78,000          331
   JGC Corp.                             47,000          352
#  Japan Air Lines Co., Ltd.            740,000        3,921
   Japan Energy Corp.                   388,000        1,053
#  Japan Metals & Chemicals Co.          60,000          200
#  Japan Steel Works Ltd.                99,000          225
   Joyo Bank Ltd.                       387,000        2,327
   Jusco Co., Ltd.                      134,000        4,537
   Kajima Corp.                         407,000        2,903
   Kaken Pharmaceutical Co.              12,000           71
   Kamigumi Co., Ltd.                    44,000          288
   Kandenko Co., Ltd.                    55,000          521
#  Kanebo Ltd.                          117,000          241
   Kaneka Corp.                          78,000          399
   Kansai Electric Power Co., Inc.      387,500        8,012
   Kansai Paint Co., Ltd.               115,000          515
   Kao Corp.                            224,000        2,605
   Katokichi Co., Ltd.                   27,000          523
   Kawasaki Heavy Industries Ltd.       586,000        2,418
#  Kawasaki Kisen Kaisha Ltd.           228,000          519
   Kawasaki Steel Corp.               1,112,000        3,190
   Keihin Electric Express
     Railway Co., Ltd.                  147,000          673
   Kikkoman Corp.                        57,000          336
   Kinden Corp.                          93,000        1,178
   Kinki Nippon Railway Co.             671,000        4,180
   Kirin Brewery Co., Ltd.              434,000        4,263
   Kissei Pharmaceutical Co.             22,000          436
   Kokuyo Co., Ltd.                      36,000          887
   Komatsu Ltd.                         405,000        3,315
   Komori Corp.                          22,000          466
   Konami Co., Ltd.                      11,000          374
   Konica Corp.                          79,000          523
   Koyo Seiko Co., Ltd.                  70,000          579
   Kubota Corp.                         592,000        2,851
   Kumagai Gumi Co., Ltd.               249,000          616
   Kurabo Industries Ltd.                76,000          216
   Kuraray Co., Ltd.                    127,000        1,171
   Kureha Chemical Industry Co.          88,000          351
   Kurita Water Industries Ltd.          41,000          827
   Kyocera Corp.                         77,000        4,790
   Kyowa Hakko Kogyo Co.                 94,000          716
   Kyudenko Corp.                         3,000           31
   Lion Corp.                            85,000          421
   Maeda Road
     Construction Co., Ltd.              21,000          242
   Makino Milling Machine Co.            78,000          497
   Makita Corp.                          40,000          558
   Marubeni Corp.                       434,000        1,862
#  Maruha Corp.                          13,000           37
   Marui Co., Ltd.                      135,000        2,431
   Matsushita Electric
     Industrial Co., Ltd.               832,000       13,548
   Meiji Milk Products Co., Ltd.         59,000          300
   Meiji Seika Kaisha Ltd.               91,000          471
   Minebea Co., Ltd.                    189,000        1,576
   Misawa Homes Co., Ltd.                49,000          342
   Mitsubishi Corp.                     634,000        6,555
   Mitsubishi Chemical Corp.            931,000        3,008
   Mitsubishi Electric Corp.            686,000        4,078
   Mitsubishi Estate Co., Ltd.          527,000        5,403
   Mitsubishi Gas Chemical Co.          111,000          399

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
PACIFIC PORTFOLIO                        SHARES        (000)
-------------------------------------------------------------
   Mitsubishi Heavy Industries Ltd.   1,342,000  $    10,637
   Mitsubishi Logistics Corp.            35,000          452
   Mitsubishi Materials Corp.           508,000        2,048
   Mitsubishi Oil Co., Ltd.              99,000          591
   Mitsubishi Paper Mills Ltd.          158,000          617
   Mitsubishi Rayon Co., Ltd.           255,000          942
   Mitsubishi Trust & Banking Corp.     523,000        6,984
   Mitsui & Co., Ltd.                   635,000        5,143
#  Mitsui Engineering &
     Shipbuilding Co., Ltd.             184,000          374
   Mitsui Fudosan Co.                   340,000        3,398
   Mitsui Marine &
     Fire Insurance Co.                 276,000        1,481
   Mitsui Mining &
     Smelting Co., Ltd.                 134,000          456
#  Mitsui Osk Lines Ltd.                362,000          864
   Mitsui Toatsu Chemicals, Inc.        337,000        1,025
   Mitsui Trust & Banking Co.           501,000        3,906
   Mitsui-Soko Co., Ltd.                 92,000          600
   Mitsukoshi Ltd.                      122,000          864
   Mori Seiki Co.                        24,000          331
   Murata Manufacturing Co., Ltd.       103,000        3,416
   Mycal Corp.                          113,000        1,636
   NEC Corp.                            623,000        7,514
   NGK Insulators Ltd.                   73,000          692
   NGK Spark Plug Co.                    50,000          547
#  NKK Corp.                          1,280,000        2,878
   NOF Corp.                              8,000           35
   NSK Ltd.                             107,000          647
   NTN Corp.                             86,000          467
   Nagase & Co., Ltd.                     5,000           41
   Nagoya Railroad Co., Ltd.            300,000        1,150
   Namco Ltd.                            20,000          612
   Nankai Electric Railway Co.          120,000          646
   Nichido Fire & Marine
     Insurance Co., Ltd.                176,000        1,001
   Nichirei Corp.                        73,000          354
   Nihon Cement Co., Ltd.                62,000          316
#  Niigata Engineering Co., Ltd.        245,000          684
   Nikon Corp.                          130,000        1,613
   Nippon Beet Sugar
     Manufacturing Co.                   10,000           37
   Nippon Comsys Corp.                   83,000          944
   Nippon Express Co., Ltd.             449,000        3,071
   Nippon Fire & Marine
     Insurance Co., Ltd.                228,000        1,031
   Nippon Light Metal Co.               212,000          869
   Nippon Meat Packers, Inc.             98,000        1,266
   Nippon Oil Co., Ltd.                 308,000        1,579
   Nippon Paper Industries Co.          408,000        1,898
   Nippon Sharyo Ltd.                    43,000          307
   Nippon Sheet Glass Co., Ltd.         176,000          623
   Nippon Shinpan Co.                   175,000          980
   Nippon Shokubai K.K.                  83,000          615
   Nippon Steel Corp.                 2,392,000        7,048
   Nippon Suisan Kaisha Ltd.            110,000          389
#  Nippon Yusen Kabushiki
     Kaisha Co.                         502,000        2,266
   Nishimatsu Construction Co.           88,000          766
   Nissan Motor Co., Ltd.               916,000        5,303
   Nisshinbo Industries, Inc.            71,000          552
   Nissin Food Products Co., Ltd.        34,000          724
   Nitto Denko Corp.                     73,000        1,069
   Nomura Securities Co., Ltd.          776,000       11,633
   Noritake Co., Ltd.                    58,000          483
   OJI Paper Co., Ltd.                  404,333        2,553
   Odakyu Electric Railway Co.          263,000        1,575
   Ohbayashi Corp.                      264,000        1,779
   Okamoto Industries, Inc.             113,000          534
   Okuma Corp.                           67,000          533
   Okumura Corp.                         78,000          473
   Olympus Optical Co., Ltd.             62,000          588
   Omron Corp.                          107,000        2,010
   Onward Kashiyama Co., Ltd.            89,000        1,250
   Osaka Gas Co., Ltd.                  863,000        2,357
   Oyo Corp.                             11,000          477
   Penta-Ocean Construction Co.         138,000          613
   Pioneer Electronic Corp.              49,000          933
   Q.P. Corp.                           107,000          867
#  Renown, Inc.                          89,000          237
   Rohm Co., Ltd.                        40,000        2,619
   SMC Corp.                             21,000        1,409
   Sakura Bank Ltd.                   1,370,000        9,773
   Sanden Corp.                          35,000          280
   Sankyo Aluminum Industry Co.           7,000           28
   Sankyo Co., Ltd.                     186,000        5,256
#  Sanrio Co., Ltd.                      40,000          322
   Sanwa Shutter Corp.                  100,000          745
   Sanyo Electric Co., Ltd.             579,000        2,394
   Sapporo Breweries Ltd.                68,000          562
   Sato Kogyo Co.                        94,000          327
   Secom Co., Ltd.                       49,000        2,959
   Sega Enterprises Ltd.                 39,000        1,310
   Seino Transportation Co., Ltd.        52,000          573
   Seiyu Ltd.                            40,000          393
   Sekisui Chemical Co.                 242,000        2,439
   Sekisui House Ltd.                   302,000        3,070
   Sharp Corp.                          454,000        6,454
   Shimachu Co.                           9,000          230
   Shimano, Inc.                         34,000          577
   Shimizu Corp.                        336,000        2,504
   Shin-Etsu Chemical Co., Ltd.         149,000        2,709
   Shionogi & Co., Ltd.                  94,000          670
   Shiseido Co., Ltd.                   183,000        2,113
   Shizuoka Bank Ltd.                   342,000        3,624
#  Showa Denko K.K.                     464,000        1,063
   Skylark Co., Ltd.                     55,000          839
   Snow Brand Milk Products Co.          66,000          372
   Sony Corp.                           149,500        9,776
   Sumitomo Bank Ltd.                 1,228,000       17,668
   Sumitomo Corp.                       447,000        3,516
   Sumitomo Chemical Co.                693,000        2,740
   Sumitomo Electric Industries Ltd.    296,000        4,131
   Sumitomo Forestry Co.                 72,000          875
#  Sumitomo Heavy Industries Ltd.       211,000          640
   Sumitomo Marine &
     Fire Insurance Co.                 301,000        1,867
   Sumitomo Metal Industries Ltd.     1,283,000        3,150
   Sumitomo Metal Mining Co.            262,000        1,763
   Sumitomo Osaka
     Cement Co., Ltd.                   233,000          769
   Taisei Corp.                         320,000        1,654
   Taisho Pharmaceutical Co.            147,000        3,457
   Taiyo Yuden Co., Ltd.                  8,000          112

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                         SHARES        (000)
-------------------------------------------------------------
   Takara Shuzo Co.                     119,000  $       836
   Takara Standard Co.                    4,000           33
   Takashimaya Co.                      122,000        1,461
   Takeda Chemical Industries Ltd.      356,000        7,453
   Takuma Co., Ltd.                      20,000          219
   Teijin Ltd.                          282,000        1,229
   Teikoku Oil Co., Ltd.                164,000          889
   Toa Corp.                             84,000          439
   Tobu Railway Co., Ltd.               286,000        1,397
   Toei Co.                              67,000          431
   Toho Co., Ltd.                         8,700        1,259
   Tohoku Electric Power Co.            195,500        3,874
   Tokai Bank Ltd.                      826,000        8,611
   Tokio Marine &
     Fire Insurance Co.                 623,000        5,851
   Tokyo Broadcasting System Inc.        48,000          732
   Tokyo Dome Corp.                      84,000        1,462
   Tokyo Electric Power Co.             534,900       11,705
   Tokyo Electron Ltd.                   47,000        1,437
   Tokyo Gas Co., Ltd.                  918,000        2,484
   Tokyo Steel Manufacturing Co.         57,000          810
   Tokyo Style Co.                       31,000          433
#  Tokyo Tatemono Co., Ltd.             158,000          708
   Tokyotokeiba Co.                     132,000          426
   Tokyu Corp.                          456,000        2,585
   Toppan Printing Co., Ltd.            288,000        3,598
   Toray Industries, Inc.               594,000        3,659
#  Tosoh Corp.                          246,000          841
   Tostem Corp.                          95,000        2,619
   Toto Ltd.                            139,000        1,581
   Toyo Engineering Corp.               112,000          500
   Toyo Exterior Co.                     12,000          178
   Toyo Seikan Kaisha Ltd.               88,000        2,115
   Toyobo Ltd.                          370,000        1,109
   Toyoda Automatic
     Loom Works Ltd.                     97,000        1,813
   Toyota Motor Corp.                 1,467,000       42,088
   Trans Cosmos, Inc.                     8,000          252
   Tsubakimoto Chain Co.                132,000          705
   Ube Industries Ltd.                  359,000        1,014
   Uni-Charm Corp.                        4,000           98
   Uniden Corp.                          11,000          145
#  Unitika Ltd.                         182,000          392
   Uny Co.                               71,000        1,297
   Wacoal Corp.                          77,000          849
   Yamaguchi Bank                        50,000          732
   Yamaha Corp.                          75,000        1,273
   Yamaichi Securities Co.              529,000        2,347
   Yamanouchi
     Pharmaceuticals Co., Ltd.          137,000        2,809
   Yamato Transport Co., Ltd.           152,000        1,571
   Yamazaki Baking Co., Ltd.             87,000        1,387
   The Yasuda Trust and
     Banking Co., Ltd.                  479,000        2,026
   Yokogawa Electric Corp.              102,000          879
                                                 ------------
                                                     699,960
                                                 ------------
MALAYSIA (6.0%)
   AMMB Holdings Bhd.                   232,000        1,948
   Aluminum Co. of Malaysia Bhd.        242,000          360
   Amsteel Corp., Bhd.                1,344,800        1,001
   Antah Holdings Bhd.                  350,000          480
#  Aokam Perdana Bhd.                   278,000          329
   Berjaya Group Bhd.                   131,000          112
   Berjaya Leisure Bhd.                 159,000          241
   Commerce Asset Holdings Bhd.         162,000        1,219
   DCB Holdings Bhd.                    282,000          966
   Edaran Otomobil Nasional Bhd.         92,000          920
   Ekran Bhd.                            55,000          231
   Golden Hope Plantations Bhd.         411,000          700
   Golden Plus Holdings Bhd.             25,000           47
   Guinness Anchor Bhd.                  51,000          125
   Highlands & Lowlands Bhd.            156,000          261
   Hong Leong Industries Bhd.            38,400          131
   Hong Leong Properties Bhd.           592,000          783
   Hume Industries Malaysia Bhd.         42,000          264
   IGB Corp., Bhd.                      519,000          577
   IOI Corp., Bhd.                      112,000          172
   Johan Holdings Bhd.                  721,000          614
   Kedah Cement Holdings Bhd.            50,000           99
   Kelanamas Industries Bhd.             19,000           36
   Kemayan Corp., Bhd.                  113,000          154
   Kian Joo Can Factory Bhd.             19,000          105
   Kuala Lumpur Kepong Bhd.             202,500          513
   Land & General Bhd.                  203,500          488
   Landmarks Bhd.                       159,000          212
   Leader Universal Holdings Bhd.       259,666          545
   MBF Capital Bhd.                     549,000          891
   Magnum Corp., Bhd.                   412,500          800
   Malayan Banking Bhd.                 465,000        5,155
   Malayan Cement Bhd.                   56,000          129
   Malayan United Industries Bhd.       122,000           91
   Malayawata Steel Bhd.                 23,000           43
   Malaysia International
     Shipping Corp. Bhd. (Foreign)      249,333          740
   Malaysia Mining Corp., Bhd.           99,400          115
   Malaysian Airline System Bhd.        210,000          545
   Malaysian Mosaics Bhd.                46,000           59
   Malaysian Oxygen Bhd.                 53,000          273
   Malaysian Pacific Industries Bhd.    226,000          877
   Malaysian Resources Corp., Bhd.      322,000        1,269
   Mulpha International Bhd.            173,000          150
   Nestle Malaysia Bhd.                 123,000          989
   New Straits Times Press Bhd.          30,000          173
   Oriental Holdings Bhd.               182,000        1,240
   Pan Malaysia Cement Works Bhd.       105,000          106
   Perlis Plantations Bhd.               62,500          194
   Perusahaan Otomobil
     Nasional Bhd.                      107,000          678
   Petaling Garden Bhd.                 557,000          728
   Pilecon Engineering Bhd.             414,000          505
#  Promet Bhd.                          272,000          236
   Public Bank Bhd. (Foreign)           294,666          624
   RJ Reynolds Bhd.                     309,000          838
   Rashid Hussain Bhd.                  246,000        1,627
   Resorts World Bhd.                   298,000        1,357
   Rothmans of Pall Mall
     Malaysia Bhd.                       86,000          902
   Shell Refining Co. Malaysia Bhd.     162,000          475
   Sime Darby Bhd.                      952,600        3,753
   Sungei Way Holdings Bhd.              52,000          154
#  Sungei Way Holdings Bhd.
     Rights Exp. 2/3/97                   5,200            6
   TA Enterprise Bhd.                   475,000          628
   Tan Chong Motor Holdings Bhd.        437,000          741

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
PACIFIC PORTFOLIO                       SHARES         (000)
-------------------------------------------------------------
   Technology Resources
     Industries Bhd.                    161,000  $       317
   Telekom Malaysia Bhd.                813,000        7,243
   Tenaga Nasional Bhd.               1,245,000        5,965
   Time Engineering Bhd.                105,000          195
   UMW Holdings Malaysia Bhd.            81,733          382
   United Engineers Malaysia Bhd.       297,000        2,681
   YTL Corp., Bhd.                      168,000          905
                                                 ------------
                                                      58,412
                                                 ------------

NEW ZEALAND (0.9%)
   Brierley Investments Ltd.          1,698,000        1,572
   Carter Holt Harvey Ltd.              713,859        1,619
   Fletcher Challenge Ltd. Building     169,067          520
   Fletcher Challenge Ltd. Energy       145,667          422
   Fletcher Challenge Ltd. Forest       289,003          484
   Fletcher Challenge Ltd. Paper        224,135          461
   Lion Nathan Ltd.                     241,000          577
   Telecom Corp. of New Zealand Ltd.    664,900        3,392
                                                 ------------
                                                       9,047
                                                 ------------

SINGAPORE (4.1%)
   Amcol Holdings Ltd.                  366,000          492
   Chuan Hup Holdings Ltd.              186,000          124
   City Developments Ltd.               350,000        3,153
   Comfort Group Ltd.                   446,000          395
#  Creative Technology Ltd.              74,400          777
   Cycle & Carriage Ltd.                 71,000          868
   Development Bank of
     Singapore Ltd. (Foreign)           189,625        2,562
   Fraser & Neave Ltd.                  146,000        1,503
   Goldtron Ltd.                        251,000          146
   Hai Sun Hup Group Ltd.               185,000          136
   Haw Par Brothers International Ltd.  411,400          935
   Hotel Properties Ltd.                415,000          671
   IPC Corp., Ltd.                      409,000          143
   Inchcape Bhd.                        123,000          427
   Jurong Shipyard Ltd.                  30,000          151
   Keppel Corp., Ltd.                   242,000        1,886
   Lum Chang Holdings Ltd.              384,000          338
   Metro Holdings Ltd.                   29,000          102
   Natsteel Ltd.                        105,000          239
   Neptune Orient Lines Ltd.            603,000          522
   Oversea-Chinese Banking
     Corp. Ltd. (Foreign)               296,166        3,684
   Overseas Union Enterprise Ltd.        21,000          105
   Prima Ltd.                           217,000          799
   Robinson & Co., Ltd.                  84,000          339
   Shangri-La Hotel Ltd.                116,300          397
   Singapore Airlines Ltd. (Foreign)    538,000        4,885
   Singapore Press Holdings Ltd.
     (Foreign)                          146,960        2,900
   Singapore Technologies
     Industrial Corp.                   394,000          986
   Singapore
     Telecommunications Ltd.          2,485,000        5,863
   United Industrial Corp., Ltd.        915,000          772
   United Overseas Bank Ltd.
     (Foreign)                          305,350        3,405
   Van Der Horst Ltd.                    57,000          238
                                                 ------------
                                                      39,943
                                                 ------------
-------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $939,708)                                   957,765
-------------------------------------------------------------

-------------------------------------------------------------
                                         FACE         MARKET
                                       AMOUNT         VALUE*
                                        (000)          (000)
-------------------------------------------------------------

CONVERTIBLE BOND (0.8%)
-------------------------------------------------------------
JAPAN
The Bank of Tokyo-Mitsubishi
   Cayman Finance Ltd. Cvt.
   4.25%, 3/29/49
   (COST $10,068)                 JPY 720,000    $     7,987
-------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.0%)
-------------------------------------------------------------
U.S. TREASURY BILL--Note E
   5.17%, 1/9/97                       $5,000          4,995
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   6.39%, 1/2/97                        4,802          4,802
-------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $9,796)                                       9,797
-------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
   (COST $959,572)                                   975,549
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
-------------------------------------------------------------
Other Assets--Notes B and G                          194,705
Liabilities--Note G                                 (192,748)
                                                 ------------
                                                       1,957
-------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------
   Applicable to 93,037,349 outstanding
   $.001 par value shares
   (authorized 500,000,000 shares)               $   977,506
=============================================================

NET ASSET VALUE PER SHARE                             $10.51
=============================================================

*See Note A in Notes to Financial Statements.

#Non-Income Producing Security.

JPY--Japanese Yen.

(1)The combined maket value of common stocks, convertible bond, and Nikkei 300 futures contracts represents 99.9% of net assets.

-------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-------------------------------------------------------------
                                       AMOUNT            PER
                                        (000)          SHARE
-------------------------------------------------------------
  Paid in Capital                    $966,709         $10.39
  Overdistributed Net Investment
    Income--Note F                      (394)             --
  Accumulated Net Realized
    Losses--Note F                    (4,213)           (.05)
  Unrealized Appreciation
    (Depreciation)--Note E
    Investment Securities              15,977            .17
    Futures Contracts                   (330)             --
    Foreign Currencies and
      Forward Currency Contracts        (243)             --
-------------------------------------------------------------
  NET ASSETS                         $977,506         $10.51
=============================================================

-----------------------------------------------------------------
                                                          MARKET
EMERGING                                                  VALUE*
MARKETS PORTFOLIO                            SHARES        (000)
-----------------------------------------------------------------
COMMON STOCKS (94.8%)
-----------------------------------------------------------------
ARGENTINA (3.6%)
   Astra Cia Argentina de
     Petroleum SA                           233,840  $       447
   Banco Frances Del Rio de
     la Plata SA                            116,368        1,088
   Banco Galicia y Buenos Aires
     SA de CV                               284,563        1,711
#  Celulosa Argentina SA                  1,462,200          388
#  Ciadea SA                                133,474          634
   Irsa Inversiones y
     Representaciones SA                     91,200          293
   Ledesma SA                                33,400           42
   Nobleza Piccardo SA                       41,924          159
   Perez Companc SA                         612,039        4,303
   Pirelli Cables SA                          1,036            2
   Siderar SA Class A                         1,076            3
   Siderca SA Class A                        26,900           49
   Sociedad Comercial
     de Plata SA                            191,500          490
   Telefonica Argentina SA
     Class B                              1,898,900        4,976
   YPF SA Class D                           326,824        8,254
                                                     ------------
                                                          22,839
                                                     ------------

BRAZIL (13.0%)
   Aracruz Celulose SA Pfd.
     B Shares                               880,771        1,433
   Banco Bamerindus do
     Brasil SA                               38,000          603
   Banco Bradesco SA                    407,525,308        2,765
   Banco Bradesco SA Pfd.               392,882,197        2,848
#  Banco do Estado de Sao
     Paulo SA Pfd.                      144,675,000          696
   Banco Itau SA Pfd.                     9,824,912        4,256
   Brasmotor SA Pfd.                      1,198,000          333
   Centrais Electricas
     Brasileiras SA                      35,560,301       12,733
   Centrais Electricas
     Brasileiras SA Pfd. B Shares         5,897,118        2,191
   Ceval SA Pfd.                         29,720,000          260
   Companhia Brasileira de
     Petroleo Ipiranga Pfd.              18,806,000          273
   Companhia Cervejaria Brahma            1,703,065          984
   Companhia Cervejaria
     Brahma Pfd.                          4,133,150        2,260
   Companhia Cimento
     Portland Itau Pfd.                   1,451,800          510
   Companhia de Tecidos
     Norte de Minas Pfd.                    722,300          231
   Companhia Energetica de
     Minas Gerais Pfd.                  107,986,665        3,680
#  Companhia Paulista de
     Forca e Luz                         13,929,300        1,649
#  Companhia Paulista de
     Forca e Luz
     Rights Exp. 1/14/97                     80,943            1
   Companhia Siderugica
     Nacional                            48,422,400        1,375
   Companhia Siderurgica
     Belgo-Mineira Pfd.                     659,000           43
   Companhia Vale do Rio
     Doce Pfd.                              309,892        5,966
   Companhia Vidreas
     Santa Marina                           213,968          669
   Copene-Petroquimica SA Pfd.
     A Shares                               981,194          378
   Ericsson Telecomunicadoes
      SA Pfd.                            46,142,400          711
   Fertilizantes Fosfatados
     SA Pfd.                             66,300,000          268
   Industrias Klabin de Papel e
     Celulose SA Pfd.                       403,025          372
#  Iochpe-Maxion SA Pfd.                  2,118,738          119
   Lojas Americanas SA                   14,646,000          194
   Lojas Americanas SA Pfd.              24,570,033          324
#  Marcopolo SA Pfd.                        200,000           34
   Metalurgica Gerdau SA Pfd.             5,906,400          134
#  Paranapanema SA Pfd.                  17,416,000          187
   Perdigao SA Pfd.                     172,760,000          333
   Petroleo Brasileiro SA Pfd.           36,674,500        5,842
   Pirelli Cabos SA Pfd.                     21,000           45
   Pirelli Pneus SA Pfd.                    109,000          275
   Refrigeracao Parana SA Pfd.           88,033,000          199
   Sadia Concordia SA Pfd.                   69,000           53
   Santista Alimentos SA                    221,000          513
   Souza Cruz SA                            282,600        1,855
   Telecomunicacoes
     Brasileiras SA Pfd.                233,027,600       17,944
   Unibanco-Uniao de Bancos
     Brasileiros SA Pfd.                 79,945,000        2,609
   Unipar-Uniao de Industrias
     Petroquimicas SA Pfd.
     B Shares                                59,645           26
   Usiminas-Usinas
     Siderurgicas de Minas
     Gerais SA Pfd.                   1,927,515,400        1,967
#  Varig-Viacao Aerea
     Rio-Grandense SA Pfd.                   79,000          144
   Votorantim Celulose e
     Papel SA Pfd.                       25,294,831          444
   Weg SA Pfd.                               86,000           41
   White Martins SA                   1,314,797,600        1,898
                                                     ------------
                                                          82,668
                                                     ------------

GREECE (1.2%)
   Alpha Credit Bank SA                    24,233          1,542
   Athens Medical Center SA                16,600            116
   Attica Enterprises SA                   23,100            159
   Commercial Bank of Greece SA            19,134            539
   Elais SA                                 7,270            208
   Epilectos SA                            83,410            238
   Ergo Bank SA                            12,700            644
   Fourlis Brothers SA                     45,010            566
   Hellas Can Packaging SA                  8,900            125
   Hellenic Bottling Co. SA (Bearer)       37,400          1,198
   Hellenic Sugar Industry SA              34,190            317
   Intracom SA                             19,340            435
   Klonatex ICST & TSA SA                   1,900             40
   Klonatex ICST & TSA SA Pfd.              4,400             49
   Michaniki SA                            15,000            116
   National Bank of Greece SA              14,200            904
   Papastratos Cigarettes SA                2,550             47

-------------------------------------------------------------
                                                      MARKET
EMERGING                                              VALUE*
MARKETS PORTFOLIO                        SHARES        (000)
-------------------------------------------------------------
   Parnassos Enterprises ABE SA          16,200  $        89
   Petzetakis SA                         20,050           68
   Titan Cement Co. SA                    3,700          201
                                                 ------------
                                                       7,601
                                                 ------------

HONG KONG (13.3%)
   Applied International
   Holdings Ltd.                      1,370,000           81
   Bank of East Asia Ltd.               564,651        2,511
   Cathay Pacific Airways Ltd.        1,070,000        1,688
   Cheung Kong Holdings Ltd.            975,000        8,666
   China Light and Power Co., Ltd.      902,000        4,011
   Dickson Concepts
     International Ltd.                 120,000          450
   Elec & Eltek International
     Holdings Ltd.                      215,000           47
   Giordano International Ltd.           92,000           79
   Hang Lung
     Development Co., Ltd.              524,000        1,152
   Hang Seng Bank Ltd.                  805,700        9,791
   Hong Kong & China Gas Co., Ltd.      771,760        1,492
   Hong Kong Aircraft &
     Engineering Co., Ltd.               76,400          235
   Hong Kong
     Telecommunications Ltd.          4,714,200        7,588
   Hong Kong and Shanghai
     Hotels Ltd.                        404,000          763
   Hopewell Holdings Ltd.             1,662,000        1,074
   Hutchison Whampoa Ltd.             1,476,000       11,592
   Hysan Development Co., Ltd.          497,000        1,979
   Johnson Electric Holdings Ltd.        17,500           48
   Kumagai Gumi Hong Kong Ltd.          129,000          150
   Lai Sun Garment
     International Ltd.                  30,000           48
   Miramar Hotel &
     Investment Ltd.                    230,000          461
   New World
     Development Co., Ltd.              823,000        5,559
   Oriental Press Group Ltd.            640,000          288
   Peregrine Investment
     Holdings Ltd.                      119,000          204
   Playmate Toys Holdings Ltd.          390,000          105
   Stelux Holdings
     International Ltd.                 374,000           97
   Sun Hung Kai Properties Ltd.         989,000       12,115
   Swire Pacific Ltd. A Shares          651,500        6,212
   Tai Cheung Holdings Ltd.              51,000           48
   Television Broadcasts Ltd.           151,000          603
   Wharf Holdings Ltd.                  988,000        4,930
   Wing Lung Bank Ltd.                  126,540          859
                                                 ------------
                                                      84,926
                                                 ------------

INDONESIA (5.8%)
   PT Astra International (Foreign)       6,000           17
   PT Bank Bali (Foreign)                58,725          147
   PT Bank Danang Nasional
     Indonesia (Foreign)                610,750          620
   PT Bank Internasional
     Indonesia (Foreign)              1,613,226        1,588
   PT Barito Pacific Timber
     (Foreign)                        1,018,500          625
   PT Duta Anggada Realty
     (Foreign)                          179,332          167
   PT Ever Shine Textile
     Industry (Foreign)                 446,039          132
   PT Gadjah Tunggal (Foreign)        1,471,500          638
   PT Great River International
     (Foreign)                           80,000           54
   PT Gudang Garam (Foreign)          1,560,000        6,735
   PT Indah Kiat Pulp & Paper
     (Foreign)                        1,192,692          871
   PT Indocement Tunggal
     Prakarsa (Foreign)               2,000,000        3,048
   PT Indocement Tunggal
     Prakarsa (Local)                    25,000           38
   PT Jakarta International Hotel &
     Development (Local)                628,000          452
   PT Japfa Comfeed Indonesia
     (Foreign)                          405,000          257
   PT Kabelmetal Indonesia
     (Foreign)                          167,000           74
#  PT Kabelmetal Indonesia
     Rights Exp. 2/13/97                167,000            4
   PT Kalbe Farma (Foreign)             287,000          328
   PT Lippo Bank (Foreign)              557,250          543
   PT Matahari Putra Prima
     (Foreign)                          419,500          488
   PT Matahari Putra Prima
     (Local)                            184,000          214
   PT Mayora Indah (Foreign)            826,440          385
   PT Modern Photo Film Co.
     (Foreign)                           87,500          278
   PT Mulia Industrindo (Foreign)       742,760          770
   PT Mulia Industrindo (Local)          41,500           43
   PT Pakuwon Jati (Foreign)            329,000          129
   PT Polysindo Eka Perkasa
     (Foreign)                        6,459,000        3,691
   PT Sinar Mas Agro Resources
     Agricultural Production and
     Technology Corp. (Foreign)         280,000          196
   PT Supreme Cable
     Manufacturing Corp.
     (Foreign)                          145,500          123
   PT Telekomunikasi Indonesia
     (Foreign)                        6,759,000       11,658
   PT Telekomunikasi
     Indonesia (Local)                  497,500          858
   PT Unggul Indah Corp. (Foreign)       78,650           80
   PT Unilever Indonesia (Foreign)       95,000        1,659
                                                 ------------
                                                      36,910
                                                 ------------
ISRAEL (2.2%)
#  Ackerstein Industries Ltd.           188,956          225
#  Africa-Israel Investments Ltd.           257          322
   American Israeli Paper Mills Ltd.      2,862          118
   Azorim Investment
     Development &
     Construction Ltd.                   18,151          200
   Bank Hapoalim Ltd.                 1,403,954        2,223
   Bezeq Israeli
     Telecommunication Corp., Ltd.       39,039           95
   Clal Insurance Enterprise
     Holdings Ltd.                        3,965           27
   Cvalim Electric Wire & Cable Co.      18,525           60
   Dead Sea Periclase Ltd.               31,547          159

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                       SHARES          (000)
-------------------------------------------------------------
   Delek Israel Fuel Corp., Ltd.        5,366    $       131
   ECI Telecommunications Ltd.         69,400          1,466
   First International Bank of
     Israel Ltd.-ILS 1 Par              6,003            665
   First International Bank of
     Israel Ltd.-ILS 5 Par              6,936            800
#  I.I.S. Intelligent Information
     Systems Ltd.                      21,400             33
#  IDB Holding Corp., Ltd.            130,952            483
   Industrial Buildings Corp.         717,693            741
#  The Israel Corp., Ltd.               4,136            237
#  The Israel Land
     Development Co., Ltd.             41,800            153
   Jerusalem Economic Corp., Ltd.      82,410            225
   Koor Industries Ltd.                10,412            907
   Malibu Israel Ltd.                  61,098            149
   Maman Cargo Terminals &
     Handling Ltd.                     70,434            156
   Mul-T-Lock Ltd.                     25,386             67
#  Ormat Industrites Ltd.              98,850            109
   Osem Investment Ltd.               118,027            663
#  Packer Plada Ltd.                    1,227             30
   Property & Building Corp.           12,614            756
   Scitex Corp., Ltd.                  30,300            288
   Super Sol Ltd.                      19,858            486
   Tempo Beer Industries Ltd.          19,204             76
   Teva Pharmaceutical
     Industries Ltd.                    2,764          1,384
   Teva Pharmaceutical
     Industries Ltd. Sponsored ADR      9,700            484
                                                 ------------
                                                      13,918
                                                 ------------

MALAYSIA (17.8%)
   AMMB Holdings Bhd.                 361,000          3,030
   Aluminum Co. of Malaysia Bhd.      128,000            191
   Amsteel Corp., Bhd.              1,505,600          1,121
   Antah Holdings Bhd.                214,000            293
#  Aokam Perdana Bhd.                 188,000            223
   Berjaya Group Bhd.                 511,000            435
   Commerce Asset Holdings Bhd.       271,000          2,039
     DCB Holdings Bhd.                738,000          2,528
   Edaran Otomobil Nasional Bhd.      208,000          2,080
   Ekran Bhd.                         124,000            520
   Golden Hope Plantations Bhd.       959,000          1,633
   Golden Plus Holdings Bhd.          112,000            208
   Guinness Anchor Bhd.                17,000             42
   Highlands & Lowlands Bhd.          328,000            548
   Hong Leong Industries Bhd.         163,200            556
   Hong Leong Properties Bhd.         999,000          1,321
   Hume Industries Malaysia Bhd.       95,000            598
   IOI Corp., Bhd.                    594,000            913
#  Idris Hydraulic Malaysia Bhd.      214,000            247
   Jaya Tiasa Holdings Bhd.            81,000            430
   Johan Holdings Bhd.                186,000            158
   Kedah Cement Holdings Bhd.         245,000            485
   Kelanamas Industries Bhd.          105,000            196
   Kemayan Corp., Bhd.                222,000            302
   Kuala Lumpur Kepong Bhd.           375,000            950
   Land & General Bhd.                497,500          1,192
   Landmarks Bhd.                     478,000            636
   Leader Universal Holdings Bhd.     460,000            965
   MBF Capital Bhd.                   189,000            307
   Magnum Corp., Bhd.               1,346,500          2,612
   Malayan Banking Bhd.               908,000         10,067
   Malayan Cement Bhd.                234,000            537
   Malayawata Steel Bhd.              122,000            230
   Malaysia International
     Shipping Corp., Bhd. (Foreign)   727,000          2,159
   Malaysia International
     Shipping Corp., Bhd. (Local)      34,000            100
   Malaysia Mining Corp., Bhd.        450,800            521
   Malaysian Airline System Bhd.      526,000          1,364
   Malaysian Pacific
     Industries Bhd.                   88,000            341
   Malaysian Resources
     Corp., Bhd.                      614,000          2,419
   Metroplex Bhd.                     697,000            856
   Mulpha International Bhd.          415,000            360
   Multi-Purpose Holdings Bhd.        451,000            875
   Nestle Malaysia Bhd.               281,000          2,259
   Oriental Holdings Bhd.             200,600          1,366
   Perlis Plantations Bhd.            216,250            672
   Perusahaan Otomobil
     Nasional Bhd.                    465,000          2,946
   Petaling Garden Bhd.               200,000            261
   Pilecon Engineering Bhd.           192,000            234
#  Promet Bhd.                        339,000            294
   Public Bank Bhd. (Foreign)         321,333            681
   RJ Reynolds Bhd.                   295,000            800
   Rashid Hussain Bhd.                394,000          2,605
   Resorts World Bhd.                 905,000          4,121
   Rothmans of Pall Mall
     Malaysia Bhd.                    256,000          2,686
   Shell Refining Co.
     Malaysia Bhd.                    198,000            580
     Sime Darby Bhd.                1,868,000          7,360
   Sungei Way Holdings Bhd.           392,000          1,164
#  Sungei Way Holdings Bhd.
     Rights Exp. 2/3/97                36,400             43
   TA Enterprise Bhd.                 583,000            771
   Tan Chong Motor
     Holdings Bhd.                    483,000            819
#  Technology Resources
     Industries Bhd.                  686,000          1,353
   Telekom Malaysia Bhd.            1,567,000         13,961
   Tenaga Nasional Bhd.             2,434,000         11,662
   Time Engineering Bhd.              508,000            941
   UMW Holdings Malaysia Bhd.         217,000          1,014
   United Engineers Malaysia Bhd.     611,000          5,516
   YTL Corp., Bhd.                    512,500          2,760
                                                 ------------
                                                     113,457
                                                 ------------
MEXICO (8.6%)
   Alfa SA de CV Series A             527,992          2,444
   Apasco SA de CV                    260,400          1,790
   Cemex SA de CV (CPO)               197,000            706
   Cemex SA de CV Series A            546,684          1,949
   Cemex SA de CV Series B            417,425          1,632
   Cifra SA de CV Series B          2,064,700          2,539
   Cifra SA de CV Series C            854,000          1,044
#  Consorcio G Grupo Dina SA          269,000            137
#  Controladora Comercial
     Mexicana SA de CV (Units)         41,000             37
   Cydsa SA Series A                   86,000            157

-------------------------------------------------------------
                                                      MARKET
EMERGING                                              VALUE*
MARKETS PORTFOLIO                        SHARES        (000)
-------------------------------------------------------------
#  Desc SA de CV Series B               246,907  $     1,352
   El Puerto de Liverpool SA de
     CV Series 1                        853,950          765
   El Puerto de Liverpool SA de
     CV Series C1                        42,697           40
#  Empaques Ponderosa SA
     Series B                           390,000          238
   Empresas ICA Sociedad
     Controladora SA de CV               75,100        1,103
   Empresas la Moderna SA
     de CV Series A                     420,700        2,062
   Fomento Economico
     Mexicano SA de CV Series B         236,950          812
   Grupo Carso SA de CV
     Series A1                            9,000           47
   Grupo Continental SA
     Series CP                          106,800          524
#  Grupo Financiero Banamex
     Accival SA de CV Series B          731,200        1,547
#  Grupo Financiero Banamex
     Accival SA de CV Series L          264,910          505
#  Grupo Financiero Bancomer
     SA de CV Series B                2,532,050        1,012
#  Grupo Financiero Probursa SA
     de CV Series B                   6,832,879          357
#  Grupo Financiero Serfin SA de
     CV Series L                        135,000          129
   Grupo Herdez SA Series A             280,000           75
   Grupo Industrial Herdez Bimbo
     SA de CV Series A                  305,882        1,753
   Grupo Industrial Maseca SA de
     CV Series B                        664,000          842
#  Grupo Mexicano Desarrollo
     SA Series L                         47,000           76
#  Grupo Mexico SA Series B             558,513        1,742
   Grupo Modelo SA de CV
     Series C                           696,700        4,018
#  Grupo Simec SA de CV
     Series B                           648,000          107
#  Grupo Situr SA de CV Series B      1,201,000           66
#  Grupo Televisa SA (CPO)              260,400        3,352
   Industrias Penoles SA
     Series CP                          247,599          880
   Kimberly Clark de Mexico SA
     de CV Series A                     227,309        4,434
   Telefonos de Mexico SA
     Series A                         1,694,000        2,808
   Telefonos de Mexico SA
     Series L                         6,068,250       10,060
   Transportacion Maritima
     Mexicana SA de CV Series L          42,000          222
#  Tubos de Acero de Mexico SA           60,000          951
   Vitro SA                             242,640          442
                                                 ------------
                                                      54,756
                                                 ------------
PHILIPPINES (3.5%)
   Ayala Land, Inc. Class B           1,769,593        2,019
   C&P Homes, Inc.                       59,200           30
#  DMCI Holdings, Inc.                  438,300          287
#  Filinvest Land, Inc.               2,994,000          933
   Guoco Holdings Philippines, Inc.   3,124,000          582
#  International Container
     Terminal Services, Inc.            697,537          365
#  Ionics Circuit, Inc.                 177,400          126
   Manila Electric Co. Class B          182,622        1,493
#  Manila Mining Corp. Class B      309,405,740          282
   Metro Pacific Corp.                2,977,900          736
   Metropolitan Bank & Trust Co.        167,745        4,146
#  Mondragon International
     Philippines, Inc.                1,369,800          612
   Petron Corp.                       6,909,412        2,338
#  Philex Mining Corp. Class B        1,424,300          162
   Philippine Long Distance
     Telephone Co.                       31,410        1,726
   Philippine Long Distance
     Telephone Co. GDR 5.75%
     Cvt. Pfd.                           13,880          408
#  Philippine National Bank Corp.       101,016        1,200
#  Robinson's Land Co. Class B          203,200           35
   San Miguel Corp. Class B             317,370        1,400
#  Security Bank Corp.                   32,400           56
   SM Prime Holdings, Inc.            8,154,680        2,108
#  Southeast Asia Cement
     Holdings Inc.                    3,500,600          406
#  Union Bank of the
     Philippines Corp.                  513,600          537
   Universal Robina Corp.             1,097,300          615
                                                 ------------
                                                      22,602
                                                 ------------
PORTUGAL (2.0%)
   Banco Comercial Portugues
     SA (Registered)                     93,700        1,234
   Banco Espirito Santo e
     Comercial de Lisboa SA
     (Registered)                        93,500        1,643
   Banco Totta e Acores SA
     (Registered)                        43,700          823
   BPI-SGPS SA (Registered)              30,800          383
   Caima-Companhia de
     Celulose do Caima SA                 6,700          115
   Cimpor-Cimento de Portugal SA         81,428        1,751
   Cin-Corporacao Industrial
     do Norte SA                          4,000          156
   Corticeira Amorin SA                  19,900          219
#  Efacec-Empresa Fabrilde
     Maquinas Electricas SA               8,700           72
   Estabelecimentos Jeronimo
     Martins & Fiho Sociedade
     Gestora de Participacoes
     Sociais SA                           3,000          155
#  Estabelecimentos Jeronimo
     Martins & Fiho Sociedade
     Gestora de Participacoes
     Sociais SA Rights Exp. 1/2/97        3,000           50
   Inapa-Investimentos
     Participacoes e Gestao SA            7,700          169
   Lisnave-Estaleiros Navais
     de Lisboa SA                        49,100          129
#  Lusotur-Sociedade Financeira
     de Turismo SA                        3,700           57
   Mundicenter-Sociedade
     Imobiliaria SA                       6,000          151
   Portucel Industrial-Empresa
     Productora de Cellulosa SA          79,200          459
   Portugal Telecom SA
     (Registered)                       130,747        3,722

                                      32

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                         SHARES        (000)
-------------------------------------------------------------
   Sociedade Construcoes
     Soares da Costa SA                  33,080    $     388
   Sonae Investimentos-Sociedade
     Gestora de Participacoes SA         37,300        1,180
#  Tertir Terminais de Portugal SA       19,200          109
   Unicer-Uniao Cervejeira SA             2,200           38
                                                   ----------
                                                      13,003
                                                   ----------

SINGAPORE (6.3%)
   Chuan Hup Holdings Ltd.              782,000          523
   City Developments Ltd.               375,000        3,378
   Comfort Group Ltd.                   114,000          101
#  Creative Technology Ltd.              13,800          144
   Cycle & Carriage Ltd.                119,000        1,455
   Development Bank of
     Singapore Ltd. (Foreign)           308,000        4,162
   First Capital Corp., Ltd.             17,000           51
   Fraser & Neave Ltd.                   83,600          861
   Goldtron Ltd.                        117,000           68
   Hai Sun Hup Group Ltd.               366,000          270
   Hotel Properties Ltd.                312,000          504
   IPC Corp., Ltd.                      190,000           67
   Jurong Shipyard Ltd.                  53,000          267
   Keppel Corp., Ltd.                   241,000        1,878
   Lum Chang Holdings Ltd.              401,000          353
   Natsteel Ltd.                         69,000          157
   Neptune Orient Lines Ltd.            743,000          643
   Oversea-Chinese Banking
     Corp. Ltd. (Foreign)               437,000        5,436
   Parkway Holdings Ltd.                286,000        1,125
   Prima Ltd.                           160,000          589
   Robinson & Co., Ltd.                  58,000          234
   Shangri-La Hotel Ltd.                 80,300          274
   Singapore Airlines Ltd. (Foreign)    552,000        5,012
   Singapore Press Holdings Ltd.
     (Foreign)                          161,400        3,185
   Singapore Technologies
     Industrial Corp.                    17,000           43
   Singapore
     Telecommunications Ltd.          1,708,000        4,029
   Straits Trading Co., Ltd.             88,000          214
   United Industrial Corp., Ltd.         46,000           39
   United Overseas Bank Ltd.
     (Foreign)                          402,600        4,490
   United Overseas Land Ltd.            203,000          309
   Van Der Horst Ltd.                    11,000           46
                                                   ----------
                                                      39,907
                                                   ----------
SOUTH AFRICA (11.0%)
   African Oxygen Ltd.                   17,100           58
     Alpha Ltd.                          10,900          178
   Amalgamated Banks of
     South Africa Ltd.                  341,400        1,752
   Anglo American Industrial
     Corp., Ltd.                         66,900        2,424
   Anglovaal Industries Ltd.            291,800        1,319
#  Anglovaal Industries Ltd.
     Rights Exp. 1/15/97                 16,045            1
#  Avgold Ltd.                           73,375          193
   Avmin Ltd.                           230,600          863
   Barlow Ltd.                          203,400        1,805
   Beatrix Mines Ltd.                     5,800           36
   De Beers Centenary AG                302,700        8,672
   Del Monte Royal Foods Ltd.           378,000          380
   Driefontein Consolidated Ltd.        189,100        1,991
   Engen Ltd.                            29,200          156
   Evander Gold Mines Ltd.               16,400          140
   First National Bank Holdings Ltd.    396,700        1,942
#  Foschini Ltd.                        247,445          828
   Free State Consolidated
     Gold Mines Ltd.                      4,200           31
   Kloof Gold Mining Co., Ltd.          102,900          838
   Liberty Life Assn. of Africa Ltd.    205,223        5,144
#  MIH Holdings Ltd.                    161,400          690
   Malbak Ltd.                          320,800        1,406
   Metropolitan Life Ltd.               589,600          845
   Murray & Roberts Holdings Ltd.       330,000          741
   Nampak Ltd.                          464,400        1,847
   Nedcor Ltd.                          197,200        2,698
   Palabora Mining Co., Ltd.             25,100          411
   Pepkor Ltd.                          143,300          440
   Pick'n Pay Stores Ltd.               119,800          122
   Pick'n Pay Stores Ltd. N Shares      239,600          220
   Randfontein Estates Gold
     Mining Co., Witwatersrand Ltd.      45,700          236
   Rembrandt Group Ltd.                 437,700        3,907
   Reunert Ltd.                          22,400           74
   Rustenburg Platinum
     Holdings Ltd.                      127,435        1,744
   Safmarine & Rennies
     Holdings Ltd.                      393,000          882
   Samancor Ltd.                        180,300        2,120
   Sappi Ltd.                           171,400        1,539
   Sasol Ltd.                           487,200        5,781
   South African Breweries Ltd.         255,800        6,480
   South African Iron &
     Steel Industrial Corp., Ltd.     2,298,209        1,641
   Sun International
     South Africa Ltd.                1,274,200        1,022
   Tiger Oats Ltd.                      138,100        1,919
   Trencor Ltd.                         111,800          562
   Vaal Reefs Exploration &
     Mining Co., Ltd.                    19,350        1,241
   Western Area Gold
     Mining Co., Ltd.                    88,200        1,216
   Western Deep Levels Ltd.              19,500          597
   Wooltru Ltd.                         122,200          494
   Wooltru Ltd. N Shares                165,300          633
                                                   ----------
                                                      70,259
                                                   ----------
THAILAND (5.1%)
   Asia Credit PLC (Foreign)             53,800          215
   Asia Securities Trading PLC
     (Foreign)                          357,000          446
   Ayudhya Insurance PLC
     (Foreign)                           38,400          297
   Bangkok Bank PLC (Foreign)            19,800          192
   Bangkok Bank PLC (Local)              96,400          718
   Bangkok Insurance PLC (Foreign)        3,900           55
   Bangkok Land PLC (Foreign)           253,100          281
   Bangkok Rubber PLC (Foreign)         729,900          265
   Bangkok Rubber PLC (Local)            31,000           11
   Bank of Ayudhya PLC
     (Foreign)                          435,450        1,027
   Banpu PLC (Foreign)                   42,700          793

-------------------------------------------------------------
                                                      MARKET
EMERGING                                              VALUE*
MARKETS PORTFOLIO                      SHARES          (000)
-------------------------------------------------------------
   Banpu PLC (Local)                   11,800      $     219
   Castle Peak Holdings PLC
     (Foreign)                        130,400            570
   CMIC Finance & Securities
     PLC (Foreign)                    366,000            528
#  Compass East Industry
     (Thailand) PLC (Foreign)          40,200            180
   Dhana Siam Finance &
     Securities PLC (Foreign)         130,100            310
   Dusit Thani PLC (Foreign)          113,300            119
   Finance One PLC (Foreign)           44,100             89
   First City Investment PLC
     (Foreign)                        230,600            144
#  GSS Array Technology PLC
     (Foreign)                        187,200            245
#  GSS Array Technology PLC
     (Local)                           19,600             26
   Industrial Finance Corp. of
     Thailand PLC (Foreign)           338,000            916
   Industrial Finance Corp. of
     Thailand PLC (Local)              67,200            180
#  International Broadcasting Corp.
     PLC (Foreign)                    187,400            289
   International Cosmetics Corp.
     PLC (Foreign)                     21,200             97
   International Engineering
     PLC (Foreign)                    148,800            342
   International Engineering
     PLC (Local)                       15,600             36
#  International Trust & Finance
     PLC (Foreign)                    254,725            107
   Krisda Mahanakorn PLC
     (Foreign)                        428,300            334
   Land & House PLC (Foreign)          19,800            144
   Land & House PLC (Local)             2,600             18
   Lee Feed Mill PLC (Foreign)        201,200            253
   Lee Feed Mill PLC (Local)           46,300             58
#  Malee Sampran Factory PLC
     (Foreign)                        620,900            260
#  Malee Sampran Factory PLC
     (Local)                            2,800              1
   Modernform Group PLC
     (Foreign)                        408,200            239
   Multi-Credit Corp. of Thailand
     PLC (Foreign)                    132,600            264
   Nation Multimedia Group PLC
     (Foreign)                         28,800             84
   National Finance & Securities
     PLC (Foreign)                    256,600            483
   National Petrochemical PLC
     (Foreign)                        240,400            185
   Nava Finance & Securities PLC
     (Foreign)                        296,300            407
#  Nep Realty & Industry PLC
     (Foreign)                      1,477,500            305
#  NTS Steel Group PLC
     (Foreign)                      1,275,900            560
   One Holding PLC (Foreign)          516,600            217
#  Pacific Assets PLC (Foreign)     1,300,700            340
#  Padaeng Industry PLC
     (Foreign)                      1,451,150            580
   Phatra Thanakit PLC (Foreign)       78,700            224
   Phoenix Pulp & Paper PLC
     (Foreign)                        218,100            415
   Phoenix Pulp & Paper PLC
     (Local)                           19,200             37
#  Pranda Jewelry PLC (Foreign)       133,900            172
   Premier Enterprise PLC
     (Foreign)                        255,500            291
   PTT Exploration & Production
     PLC (Foreign)                    269,500          3,889
   Regional Container Lines PLC
     (Foreign)                          3,000             29
   Robinson Department Store
     PLC (Foreign)                    229,800            215
   Robinson Department Store
     PLC (Local)                       75,000             69
   Saha Patana Inter-Holding
     PLC (Foreign)                    149,200            366
   Sanyo Universal Electric
     PLC (Foreign)                     38,900            115
   Shangri-la Hotel PLC (Foreign)      18,850             19
   Shinawatra Computer &
     Communications PLC
     (Foreign)                        146,500          1,771
   Siam Cement PLC (Foreign)           55,100          1,728
   Siam Cement PLC (Local)             46,200          1,456
   Siam City Cement PLC
     (Foreign)                        159,880            835
   Siam Commercial Bank PLC
     (Foreign)                         12,400             90
#  Siam United Services PLC
     (Foreign)                      1,559,200            207
   Srithai Superware PLC
     (Foreign)                         49,600            298
#  Sun Tech Group PLC (Foreign)       551,900            538
   Tanayong PLC (Foreign)             614,670            312
   Tanayong PLC (Local)                60,175             26
   Thai Central Chemical PLC
     (Foreign)                        110,900            107
   Thai Farmers Bank PLC
     (Foreign)                         10,900             68
   Thai Plastic & Chemical PLC
     (Foreign)                         95,200            325
   Thai President Foods PLC
     (Foreign)                         16,000             95
#  Thai Telephone &
     Telecommunication PLC
     (Foreign)                        840,900            754
   Thai Wah PLC (Foreign)             376,300            227
   Thai Wah PLC (Local)                 4,300              3
   Thai-German Ceramic Industry
     PLC (Foreign)                    371,100            434
   Tipco Asphalt PLC (Foreign)        136,000            827
   TPI Polene PLC (Foreign)           278,668            516
#  Unicord PLC (Foreign)              105,600             11
   Union Asia Finance PLC
     (Foreign)                         92,800            188
   United Communication Industry
     PLC (Foreign)                    248,700          1,620
#  Univest Land PLC (Foreign)         721,800            121

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                       SHARES          (000)
-------------------------------------------------------------
   Wattachak Public Co., Ltd.
     (Foreign)                        278,400    $       377
                                                 ------------
                                                      32,204
                                                 ------------
TURKEY (1.4%)
   Adana Cimento Sanayii AS A
     Shares                         1,747,834             93
   Adana Cimento Sanayii AS C
     Shares                         6,938,230             83
   Akal Tekstil Sanayii AS          1,000,500             68
   Altinyildiz Mensucat Ve
     Konfeksiyon Fabrikalari AS     1,176,000            159
   Arcelik AS                       4,047,316            408
   Bagfas Bandirma Gubre
     Fabrikalari AS                   284,000             64
   Brisa Bridgestone Sabanci
     Lastik Sanayi Ve Ticaretas       875,000            389
   Cukurova Elektrik AS               455,000            542
   Doktas Dokumculuk Sanayi
     Ve Ticaret AS                    911,600            102
#  Eczacibasi Ilac Sanayi
     Ve Ticaret AS                  2,999,600            148
   Ege Biracilik Ve Malt
     Sanayii AS                     1,638,657            349
#  Ege Seramik Sanayi de
     Ticaret AS                     2,166,000             70
   Eregli Demir Ve Celik
     Fabrikalari AS                 5,379,250            641
   Goodyear Lastikleri TAS            502,000            225
#  Ihlas Holding AS                 1,778,300            277
   Kartonsan Karton Sanayi
     Ve Ticaret AS                    525,000             50
   Kav Orman Sanayii AS             3,555,000             86
   Konya Cimento Sanayii AS           720,000             76
   Migros Turk AS                     257,000            312
   Netas-Northern Elektrik
     Telekomunikasyon AS            1,089,000            244
   Otosan Otomobil Sanayii AS       2,086,500            841
#  Raks Elektronik Sanayi Ve
     Ticaret AS                       467,000             97
   Sabah Yayincilik AS              4,723,000             61
   Sarkuysan Elektrolitik
     Bakir Sanayi De Vicaret AS     1,494,000             99
   Sifas Sentetik Iplik
     Fabrikalari AS                 1,014,000             30
   Tofas-Turk Otomobil
     Fabrikasi AS                   6,462,050            252
   Trakya Cam Sanayii AS            6,890,036            347
   Turkiye Garanti Bankasi AS      12,944,250            581
   Turkiye Is Bankasi AS
     B Shares                          64,000            164
   Turkiye Is Bankasi AS
     C Shares                       8,065,900          1,238
   Usas Ucak Servisi AS                95,500            192
   Vestel Elektronik Sanayi Ve
     Ticaret AS                       576,000            137
   Yapi Ve Kredi Bankasi AS        26,940,860            667
                                                 ------------
                                                       9,092
                                                 ------------
-------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $577,702)                                   604,142
-------------------------------------------------------------

-------------------------------------------------------------
                                         FACE         MARKET
                                       AMOUNT         VALUE*
                                        (000)          (000)
-------------------------------------------------------------
TEMPORARY CASH INVESTMENT (5.2%)
-------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.39%, 1/2/97
   (COST $32,839)                     $32,839     $   32,839
-------------------------------------------------------------
TOTAL INVESTMENTS (100%)
   (COST $610,541)                                   636,981
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-------------------------------------------------------------
   Other Assets--Note B                                4,842
   Liabilities                                        (4,702)
                                                  -----------
                                                         140
-------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------
Applicable to 51,883,201 outstanding
   $.001 par value shares
   (authorized 500,000,000 shares)                 $ 637,121
=============================================================

NET ASSET VALUE PER SHARE                             $12.28
=============================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
ILS--Israeli Shekel.

-------------------------------------------------------------
   AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-------------------------------------------------------------
                                       AMOUNT            PER
                                        (000)          SHARE
-------------------------------------------------------------
   Paid in Capital                   $612,598         $11.80
   Overdistributed Net
     Investment Income--Note F         (1,149)          (.02)
   Accumulated Net
     Realized Losses--Note F             (768)          (.01)
   Unrealized Appreciation--Note E
     Investment Securities             26,440            .51
-------------------------------------------------------------
   NET ASSETS                        $637,121         $12.28
=============================================================

-----------------------------------------------------------------------------------------------------
                                                                                              MARKET
                                                                                              VALUE*
TOTAL INTERNATIONAL PORTFOLIO                                                    SHARES        (000)
-----------------------------------------------------------------------------------------------------
INVESTMENTS (100%)
-----------------------------------------------------------------------------------------------------
Vanguard International Equity Index Fund-European Portfolio                   8,170,874     $135,391
Vanguard International Equity Index Fund-Pacific Portfolio                   10,189,247      107,089
Vanguard International Equity Index Fund-Emerging Markets Portfolio           3,089,680       37,941
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
   (COST $281,814)                                                                           280,421
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------
Other Assets                                                                                   2,575
Liabilities                                                                                   (2,638)
                                                                                            ---------
                                                                                                 (63)
-----------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------
Applicable to 27,653,167 shares of beneficial interest
  (unlimited authorization--no par value)                                                   $280,358
=====================================================================================================
NET ASSET VALUE PER SHARE                                                                     $10.14
=====================================================================================================

*See Note A in Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------
                                                                                 AMOUNT          PER
                                                                                  (000)        SHARE
-----------------------------------------------------------------------------------------------------
Paid in Capital                                                                $281,916       $10.20
Overdistributed Net Investment Income                                              (156)        (.01)
Overdistributed Net Realized Gains                                                   (9)          --
Unrealized Depreciation--Note E                                                  (1,393)        (.05)
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                     $280,358       $10.14
=====================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. The Total International Portfolio's income consists of Income Distributions Received from the other Portfolios' net income, and therefore has been reduced by its share of the other Portfolios' expenses.

    This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period-- these amounts include the effect of foreign currency movements on the value of a Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a Portfolio invested in futures contracts during the period, the results of these investments are also shown separately. The Total International Portfolio's Capital Gain Distributions Received from the other Portfolios' realized net gains are shown separately from the Net Gain (Loss) realized on the sale of investments in the other Portfolios.

-----------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31, 1996
                                                      -----------------------------------------
                                                                                      EMERGING
                                                          EUROPEAN      PACIFIC        MARKETS
                                                         PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                             (000)        (000)          (000)
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                           $   33,219     $ 10,109       $  9,474
   Interest                                                  2,628        1,886          1,467
                                                      -----------------------------------------
      Total Income                                          35,847       11,995         10,941
                                                      -----------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                              22           22             22
      Management and Administrative                          3,256        2,350          1,126
      Marketing and Distribution                               278          246            119
   Taxes (other than income taxes)                              91           69             35
   Custodian Fees                                              705          612          1,528
   Auditing Fees                                                 9            9              8
   Shareholders' Reports                                        77           70             29
   Annual Meeting and Proxy Costs                               15           12              9
   Directors' Fees and Expenses                                  4            3              1
                                                      -----------------------------------------
      Total Expenses                                         4,457        3,393          2,877
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                       31,390        8,602          8,064
-----------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                4,940        3,183            387
   Futures Contracts                                         5,693       (1,448)            --
   Foreign Currencies and Forward Currency Contracts        (1,548)      (3,360)           (38)
-----------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                     9,085       (1,625)           349
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                   213,463      (93,248)        35,031
   Futures Contracts                                           248       (1,064)            --
   Foreign Currencies and Forward Currency Contracts            84           84              3
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           213,795      (94,228)        35,034
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                 $254,270     $(87,251)       $43,447
===============================================================================================

*Dividends are net of foreign withholding taxes of $4,885,000, $1,267,000, and $948,000, respectively.

STATEMENT OF OPERATIONS (continued)
------------------------------------------------------------------------------------------------
                                                                                    APR. 29* TO
                                                                                  DEC. 31, 1996
                                                                                ----------------
                                                                                          TOTAL
                                                                                  INTERNATIONAL
                                                                                      PORTFOLIO
                                                                                          (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income Distributions Received                                                         $4,158
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note C                                                             4,158
------------------------------------------------------------------------------------------------
REALIZED NET GAIN
   Capital Gain Distributions Received                                                      396
   Investment Securities Sold                                                                --
------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                           396
------------------------------------------------------------------------------------------------
UNREALIZED DEPRECIATION OF INVESTMENT SECURITIES                                         (1,393)
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $3,161
================================================================================================

*Commencement of operations.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------
                                                                       EUROPEAN                    PACIFIC
                                                                       PORTFOLIO                   PORTFOLIO
                                                               --------------------------     --------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------
                                                                       1996         1995        1996         1995
                                                                      (000)        (000)       (000)        (000)
------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                       $   31,390   $   22,605   $   8,602   $    7,054
     Realized Net Gain (Loss)                                         9,085        3,836      (1,625)      (1,456)
     Change in Unrealized Appreciation (Depreciation)               213,795      136,505     (94,228)      17,544
                                                               ---------------------------------------------------
         Net Increase (Decrease) in Net Assets
            Resulting from Operations                               254,270      162,946     (87,251)      23,142
                                                               ---------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                          (33,504)     (22,611)     (8,273)      (8,477)
     Realized Capital Gain                                           (5,470)      (2,826)         --           --
                                                               ---------------------------------------------------
         Total Distributions                                        (38,974)     (25,437)     (8,273)      (8,477)
                                                               ---------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                         511,774      263,840     474,705      270,631
     Issued in Lieu of Cash Distributions                            34,983       21,857       7,164        7,188
     Redeemed                                                      (184,595)    (120,963)   (239,553)    (158,876)
                                                               ---------------------------------------------------
         Net Increase from Capital
            Share Transactions                                      362,162      164,734     242,316      118,943
------------------------------------------------------------------------------------------------------------------
     Total Increase                                                 577,458      302,243     146,792      133,608
------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                          1,017,276      715,033     830,714      697,106
                                                               ---------------------------------------------------
     End of Period                                               $1,594,734   $1,017,276    $977,506     $830,714
==================================================================================================================
(1)Shares Issued (Redeemed)
     Issued                                                          33,822       19,554      41,039       24,480
     Issued in Lieu of Cash Distributions                             2,156        1,560         684          628
     Redeemed                                                       (12,290)      (9,359)    (20,943)     (14,514)
                                                               ---------------------------------------------------
         Net Increase in Shares Outstanding                          23,688       11,755      20,780       10,594
==================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
-----------------------------------------------------------------------------------------------------------------------------
                                                                   EMERGING MARKETS                 TOTAL INTERNATIONAL
                                                                       PORTFOLIO                         PORTFOLIO
                                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                           ----------------------------                APR. 29* TO
                                                                 1996              1995              DEC. 31, 1996
                                                                (000)             (000)                      (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                 $    8,064        $    3,024                  $    4,158
     Realized Net Gain (Loss)                                     349              (713)                        396
     Change in Unrealized Appreciation (Depreciation)          35,034              (404)                     (1,393)
                                                           ------------------------------------------------------------------
        Net Increase (Decrease) in Net Assets
           Resulting from Operations                           43,447             1,907                       3,161
                                                           ------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                     (8,487)           (3,765)                     (4,314)
     Realized Capital Gain                                         --                --                        (405)
                                                           ------------------------------------------------------------------
        Total Distributions                                    (8,487)           (3,765)                     (4,719)
                                                           ------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
     Issued                                                   406,671           176,094                     293,013
     Issued in Lieu of Cash Distributions                       7,541             3,292                       4,311
     Redeemed                                                 (46,342)          (26,614)                    (15,515)
                                                           ------------------------------------------------------------------
        Net Increase from Capital Share Transactions          367,870           152,772                     281,809
-----------------------------------------------------------------------------------------------------------------------------
     Total Increase                                           402,830           150,914                     280,251
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period--Note C                              234,291            83,377                         107
                                                           ------------------------------------------------------------------
     End of Period                                           $637,121          $234,291                    $280,358
=============================================================================================================================
(1)Shares Issued and Redeemed
     Issued                                                    33,380            16,407                      28,748
     Issued in Lieu of Cash Distributions                         619               307                         429
     Redeemed                                                  (3,916)           (2,580)                     (1,534)
                                                           ------------------------------------------------------------------
        Net Increase in Shares Outstanding                     30,083            14,134                      27,643
=============================================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis; investment results for the Total International Portfolio include both income and capital gain distributions received from the other Portfolios. The table also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged. The Total International Portfolio does not report an Average Commission Rate Paid because it pays no commissions on transactions in shares of the other Portfolios.

------------------------------------------------------------------------------------------------------------------
                                                                               EUROPEAN PORTFOLIO
                                                                             YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1996       1995        1994       1993       1992
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $14.02     $11.76      $11.88    $  9.33      $9.92
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                         .34        .32         .28        .17        .25
   Net Realized and Unrealized Gain (Loss) on Investments       2.63       2.30        (.06)      2.55       (.58)
                                                              ----------------------------------------------------
         Total from Investment Operations                       2.97       2.62         .22       2.72       (.33)
                                                              ----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                         (.36)      (.32)       (.28)      (.17)      (.26)
   Distributions from Realized Capital Gains                    (.06)      (.04)       (.06)        --         --
                                                              ----------------------------------------------------
         Total Distributions                                    (.42)      (.36)       (.34)      (.17)      (.26)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $16.57     $14.02      $11.76     $11.88      $9.33
==================================================================================================================

TOTAL RETURN*                                                 21.26%     22.28%       1.88%     29.13%     -3.32%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                         $1,595     $1,017        $715       $601       $256
   Ratio of Total Expenses to Average Net Assets               0.35%      0.35%       0.32%      0.32%      0.32%
   Ratio of Net Investment Income to Average Net Assets        2.45%      2.66%       2.41%      2.05%      3.05%
   Portfolio Turnover Rate                                        4%         2%          6%         4%         1%
   Average Commission Rate Paid                               $.0395        N/A         N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10.

------------------------------------------------------------------------------------------------------------------------
                                                                                        PACIFIC PORTFOLIO
                                                                                     YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                          1996        1995       1994         1993     1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $11.50      $11.31     $10.13      $  7.56    $9.42
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                .10         .10        .08          .06      .05
  Net Realized and Unrealized Gain (Loss) on Investments             (1.00)        .21       1.24         2.62    (1.76)
                                                                    ----------------------------------------------------
     Total from Investment Operations                                 (.90)        .31       1.32         2.68    (1.71)
                                                                    ----------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                (.09)       (.12)      (.08)        (.06)    (.05)
  Distributions from Realized Capital Gains                             --          --       (.06)        (.05)    (.10)
                                                                    ----------------------------------------------------
     Total Distributions                                              (.09)       (.12)      (.14)        (.11)    (.15)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $10.51      $11.50     $11.31       $10.13    $7.56
========================================================================================================================

TOTAL RETURN*                                                       -7.82%       2.75%     13.04%       35.46%  -18.17%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                                  $978        $831       $697         $493     $207
  Ratio of Total Expenses to Average Net Assets                      0.35%       0.35%      0.32%        0.32%    0.32%
  Ratio of Net Investment Income to Average Net Assets               0.89%       0.97%      0.71%        0.75%    0.92%
  Portfolio Turnover Rate                                               9%          1%         4%           7%       3%
  Average Commission Rate Paid                                     $.0156          N/A        N/A          N/A      N/A
------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10.

---------------------------------------------------------------------------------------------------------------
                                                                                EMERGING MARKETS PORTFOLIO
                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                                         --------------------        MAY 4* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                             1996          1995    DEC. 31, 1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.75        $10.87           $10.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .18           .15              .06
  Net Realized and Unrealized Gain (Loss) on Investments                   1.52          (.09)             .92
                                                                         --------------------------------------
     Total from Investment Operations                                      1.70           .06              .98
                                                                         --------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                     (.17)         (.18)            (.07)
  Distributions from Realized Capital Gains                                  --            --             (.04)
                                                                         --------------------------------------
     Total Distributions                                                   (.17)         (.18)            (.11)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $12.28        $10.75           $10.87
===============================================================================================================

TOTAL RETURN**                                                           15.83%         0.56%            9.81%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $637          $234              $83
  Ratio of Total Expenses to Average Net Assets                           0.60%         0.60%           0.60%+
  Ratio of Net Investment Income to Average Net Assets                    1.69%         2.00%           1.32%+
  Portfolio Turnover Rate                                                    1%            3%               6%
  Average Commission Rate Paid                                           $.0004           N/A              N/A
---------------------------------------------------------------------------------------------------------------

  *  Commencement of operations.
 ** Total return figures do not reflect the 2% transaction fee on purchases, the 1% transaction fee on redemptions, or the annual account maintenance fee of $10.
  +  Annualized.

----------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL INTERNATIONAL PORTFOLIO
                                                                                                    APR. 29* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                     DEC. 31, 1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                     $10.26
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Income Dividends Received                                                                               .150
   Capital Gain Distributions Received                                                                     .015
                                                                                                         -------
      Total Distributions Received                                                                         .165
   Net Realized and Unrealized Gain (Loss) on Investments                                                 (.110)
                                                                                                         -------
      Total from Investment Operations                                                                     .055
                                                                                                         -------
DISTRIBUTIONS
   Dividends from Net Investment Income                                                                   (.160)
   Distributions from Realized Capital Gains                                                              (.015)
                                                                                                         -------
      Total Distributions                                                                                 (.175)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                           $10.14
================================================================================================================

TOTAL RETURN**                                                                                            0.55%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                                                    $280
   Ratio of Expenses to Average Net Assets--Note C                                                           0%
   Ratio of Net Investment Income to Average Net Assets                                                  1.51%+
   Portfolio Turnover Rate                                                                                   0%
   Average Commission Rate Paid                                                                             N/A
----------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
** Total return figures do not reflect the 1% transaction fee on purchases or the annual account maintenance fee of $10.
 + Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Equity Index Fund and Vanguard Total International Portfolio are registered under the Investment Company Act of 1940 as open-end investment companies, or mutual funds. Vanguard International Equity Index Fund consists of the European, Pacific, and Emerging Markets Portfolios, each of which seeks to match the performance of a distinct international market index by investing in common stocks. The Total International Portfolio, one of six independent Portfolios of Vanguard STAR Fund, seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Portfolios. The Portfolios' direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolios consistently follow such policies in preparing their financial statements.

    1. SECURITY VALUATION: European, Pacific, and Emerging Markets Portfolios:
Foreign securities listed on an exchange are valued at the latest quoted sales prices on the appropriate exchange as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using primarily the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by an independent pricing service. Other temporary cash investments are valued at amortized cost, which approximates market value.

    Total International Portfolio: Investments are valued at the net asset value of each Vanguard Portfolio determined as of the close of the New York Stock Exchange on the valuation date.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FUTURES AND FORWARD CURRENCY CONTRACTS: The European and Pacific Portfolios use Eurotop and Nikkei 300 Index futures contracts, respectively, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Portfolios may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Portfolios may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

    The European and Pacific Portfolios enter into forward currency contracts to maintain the same currency exposure as their respective indexes. The Portfolios' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

    4. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    5. REPURCHASE AGREEMENTS: The European, Pacific, and Emerging Markets Portfolios, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes to the European, Pacific, and Emerging Markets Portfolios at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolios under methods approved by the Board of Directors. At December 31, 1996, the Portfolios had contributed capital aggregating $281,000 to Vanguard (included in Other Assets), representing 1.4% of Vanguard's capitalization. The Portfolios' directors and officers are also directors and officers of Vanguard.

C. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Total International Portfolio. The special service agreement provides that Vanguard will reimburse the Portfolio's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the Portfolio. Accordingly, all expenses incurred by the Portfolio during the period ended December 31, 1996, were reimbursed by Vanguard. The Portfolio's trustees and officers are also directors and officers of Vanguard.

    The Total International Portfolio's operations prior to April 29, 1996, were limited to the issuance of 10,443 shares to a private account of a trustee and officer of the Portfolio in exchange for shares of the European, Pacific, and Emerging Markets Portfolios.

D. During the period ended December 31, 1996, purchases and sales of investment securities other than temporary cash investments were:

---------------------------------------------------------------------
                                                    (000)
                                      -------------------------------
PORTFOLIO                                  PURCHASES         SALES
---------------------------------------------------------------------
European                                    $412,197       $55,784
Pacific                                      325,172        82,600
Emerging Markets                             356,542         5,841
Total International                          281,720            --
---------------------------------------------------------------------

E. At December 31, 1996, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

---------------------------------------------------------------------
                                           (000)
                     ------------------------------------------------
                                                      NET UNREALIZED
                      APPRECIATED      DEPRECIATED     APPRECIATION
PORTFOLIO             SECURITIES        SECURITIES    (DEPRECIATION)
---------------------------------------------------------------------
European                $448,679         $(30,218)       $418,461
Pacific                  131,394         (115,417)         15,977
Emerging Markets          85,231          (59,682)         25,549
Total International        9,600          (10,993)         (1,393)
---------------------------------------------------------------------

    At December 31, 1996, the aggregate settlement value of open futures contracts expiring in March 1997 and the related unrealized appreciation (depreciation) were:

-------------------------------------------------------------------------------
                                                            (000)
                                                -------------------------------
                                                  AGGREGATE       UNREALIZED
                                  NUMBER OF       SETTLEMENT     APPRECIATION
PORTFOLIO/FUTURES CONTRACTS     LONG CONTRACTS      VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------
European/
   Eurotop                           100            $16,205        $   566
Pacific/
   Nikkei 300                        440             10,614           (330)
-------------------------------------------------------------------------------

The market values of U.S. Treasury bills deposited as initial margin for open futures contracts by the European and Pacific Portfolios were $1,898,000 and $4,995,000, respectively.

    At December 31, 1996, the European and Pacific Portfolios had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:

----------------------------------------------------------------------------------------------------
                                                               (000)
                                   -----------------------------------------------------------------
                                        CONTRACT AMOUNT
                                   -----------------------                           UNREALIZED
PORTFOLIO/                             FOREIGN       U.S.      MARKET VALUE IN       APPRECIATION
CONTRACT SETTLEMENT DATE              CURRENCY      DOLLARS     U.S. DOLLARS        (DEPRECIATION)
----------------------------------------------------------------------------------------------------
European/
Receive:
  3/26/97             ECU              12,484        $15,639        $15,667             $   28
Pacific/
Receive:
  3/19/97             JPY           1,270,268         11,298         11,060               (238)
----------------------------------------------------------------------------------------------------

ECU--European Currency Unit.
JPY--Japanese Yen.

Net unrealized appreciation (depreciation) related to open forward currency contracts is required to be treated as realized gain (loss) for tax purposes.

    The European and Pacific Portfolios had net unrealized foreign currency gains (losses) of $76,000 and ($5,000), respectively, resulting from the translation of other assets and liabilities at December 31, 1996.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    During the year ended December 31, 1996, the European, Pacific, and Emerging Markets Portfolios realized net foreign currency losses of $2,000, $407,000, and $38,000, respectively, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains (losses) to undistributed net investment income.

    Certain of the Portfolios' investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The European and Emerging Markets Portfolios' distributions to shareholders from passive foreign investment company income during the year ended December 31, 1996, were $1,217,600 and $251,000, respectively. The cumulative total of Emerging Markets Portfolio distributions related to passive foreign investment company holdings at December 31, 1996, was $799,000, which is reflected in the balance of overdistributed net investment income at December 31, 1996. The Emerging Markets Portfolio had an additional $92,000 of unrealized appreciation on passive foreign investment companies which was available for distribution at December 31, 1996.

    During the year ended December 31, 1996, the European, Pacific, and Emerging Markets Portfolios realized gains on the sale of passive foreign investment companies of $1,766,000, $813,000, and $14,000, respectively, which were included in 1996 and prior years' distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains (losses) to undistributed net investment income.

    For federal income tax purposes, the European, Pacific, and Emerging Markets Portfolios had the following capital gains available for distribution at December 31, 1996, or capital losses available to offset future capital gains:

-----------------------------------------------------------------------------------------
                                                              CAPITAL LOSS
                                                   --------------------------------------
                                                                              EXPIRATION
                                CAPITAL GAINS                                   FISCAL
                                AVAILABLE FOR                                   YEAR(S)
                                 DISTRIBUTION         AMOUNT                    ENDING
PORTFOLIO                           (000)             (000)                   DECEMBER 31
-----------------------------------------------------------------------------------------
European                            $2,358                  --                        --
Pacific                                 --              $4,520                 2003-2005
Emerging Markets                        --                 762                 2003-2004
-----------------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at December 31, 1996, and collateral received with respect to such loans were:

         -----------------------------------------------------------------------
                                                            (000)
                                              ----------------------------------
                                                 MARKET VALUE        CASH
                                                  OF LOANED       COLLATERAL
         PORTFOLIO                                SECURITIES       RECEIVED
         -----------------------------------------------------------------------
         European                                 $342,146        $356,490
         Pacific                                   173,868         185,513
         -----------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors and Trustees of
Vanguard International Equity Index Fund and
Vanguard STAR Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Portfolio, Pacific Portfolio and Emerging Markets Portfolio, constituting Vanguard International Equity Index Fund, and Total International Portfolio, a separate portfolio of Vanguard STAR Fund, (together the "Portfolios") at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997

  SPECIAL 1996 TAX INFORMATION (UNAUDITED)
  VANGUARD INTERNATIONAL EQUITY INDEX FUND AND
  VANGUARD STAR FUND-TOTAL INTERNATIONAL PORTFOLIO
  This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

       The European Portfolio designates $6,005,000 as capital gain dividends (from net long-term capital gains), of which $4,268,000 was distributed to shareholders in December 1996 and $1,737,000 will be distributed in March 1997.

       The Total International Portfolio designates $356,000 as capital gain dividends (from net long-term capital gains), which were distributed in December 1996.

       The Fund has elected to pass through the credit for taxes paid in foreign countries. Shareholders receive detailed information on foreign income and foreign tax per share by country along with their 1996 Form 1099-DIV.



All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS, TRUSTEES, AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
                    and of each of the investment companies in The Vanguard
                    Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
                    Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
                    Director of Sun Company, Inc. and Westinghouse Electric
                    Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
                    Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
                    American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
                    University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
                    NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
                    Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
                    Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.;
                    Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
                    Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer
                    of each of the investment companies in The Vanguard
                    Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of
                    each of  the investment companies in The Vanguard
                    Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
                    Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
                    Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
                    Chief Financial Officer.

[VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
     Vanguard/Windsor Fund
     Vanguard/Windsor II
     Vanguard Equity Income Fund
     Vanguard Quantitative Portfolios
     Vanguard Selected Value Portfolio
     Vanguard/Trustees' Equity-U.S. Portfolio
     Vanguard Convertible Securities Fund

BALANCED FUNDS
     Vanguard/Wellington Fund
     Vanguard/Wellesley Income Fund
     Vanguard STAR Portfolio
     Vanguard Asset Allocation Fund
     Vanguard LifeStrategy Portfolios

GROWTH FUNDS
     Vanguard/Morgan Growth Fund
     Vanguard/PRIMECAP Fund
     Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
     Vanguard Explorer Fund
     Vanguard Specialized Portfolios
     Vanguard Horizon Fund

INTERNATIONAL FUNDS
     Vanguard International Growth Portfolio
     Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS
     Vanguard Index Trust
     Vanguard Tax-Managed Fund
     Vanguard Balanced Index Fund
     Vanguard Bond Index Fund
     Vanguard International Equity Index Fund
     Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
     Vanguard Money Market Reserves
     Vanguard Treasury Money Market Portfolio
     Vanguard Admiral Funds

INCOME FUNDS
     Vanguard Fixed Income Securities Fund
     Vanguard Admiral Funds
     Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
     Vanguard Municipal Bond Fund
     Vanguard State Tax-Free Funds
         (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
     Vanguard Municipal Bond Fund
     Vanguard State Tax-Free Funds
         (CA, FL, NJ, NY, OH, PA)


Q720-12/96



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